UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07655

Driehaus Mutual Funds

(Exact name of registrant as specified in charter)

25 East Erie Street

Chicago, IL 60611

(Address of principal executive offices) (Zip code)

Janet L. McWilliams

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-587-3800

Date of fiscal year end: December 31

Date of reporting period: September 30, 2016

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 94.0%
FAR EAST — 59.2%
China — 25.9%
AIA Group, Ltd.	8,003,868	$53,194,703
Alibaba Group Holding, Ltd. — SP ADR**	579,120	61,265,105
Baidu, Inc. — SP ADR**	50,607	9,214,016
China Biologic Products, Inc.**	73,583	9,159,612
China Life Insurance Co., Ltd. — H	6,193,510	15,970,063
China Mobile, Ltd.	2,489,185	30,118,355
China Resources Gas Group, Ltd.	1,464,809	5,004,569
Ctrip.com International, Ltd. — ADR**	276,346	12,869,433
Gridsum Holding, Inc. — ADR**	554,493	9,343,207
Kweichow Moutai Co., Ltd. — A	487,376	21,768,244
Ping An Insurance Group Co. of China, Ltd. — H	3,684,936	19,098,348
Sands China, Ltd.	5,235,854	22,714,982
Shanghai International Airport Co., Ltd.	7,817,365	31,609,345
Sinopharm Group Co., Ltd. — H	1,524,192	7,319,910
Tencent Holdings, Ltd.	3,105,441	85,279,116
Vipshop Holdings, Ltd. — ADR**	336,314	4,933,726

		398,862,734

South Korea — 9.5%
Hankook Tire Co., Ltd.	285,028	15,372,646
Hanon Systems	885,426	9,968,931
Korea Aerospace Industries, Ltd.	261,938	18,146,701
Macquarie Korea Infrastructure Fund[1]	948,708	7,588,975
Medy-Tox, Inc.	22,842	9,343,370
Samsung Electronics Co., Ltd. — Pref.	40,588	47,540,310
Shinhan Financial Group Co., Ltd.	280,833	10,237,840
SK Hynix, Inc.	431,789	15,760,583
SK Innovation Co., Ltd.	85,303	12,508,680

		146,468,036

India — 9.0%
Aurobindo Pharma, Ltd.	626,387	8,048,104
Godrej Consumer Products, Ltd.	382,747	9,121,140
HDFC Bank, Ltd. — ADR	746,747	53,683,642
Indiabulls Housing Finance, Ltd.	922,582	11,465,070
ITC, Ltd.	2,046,478	7,418,406
Petronet LNG, Ltd.	1,734,907	9,000,254
Power Grid Corp. of India, Ltd.	8,140,646	21,586,528
Yes Bank, Ltd.	632,817	11,925,435

	Number of Shares	Value (Note A)
Zee Entertainment Enterprises, Ltd.	772,838	$6,346,488

		138,595,067

Taiwan — 7.9%
Basso Industry Corp.	2,018,620	6,407,704
Cathay Financial Holding Co., Ltd.	15,191,287	19,434,069
Delta Electronics, Inc.	1,886,658	10,051,583
Egis Technology, Inc.**	19,269	141,080
Ennoconn Corp.	659,169	10,998,242
Largan Precision Co., Ltd.	122,530	14,776,073
President Chain Store Corp.	1,121,609	8,909,752
Sunny Friend Environmental Technology Co., Ltd.[1]	1,379,265	5,896,269
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	1,327,044	40,594,276
Tung Thih Electronic Co., Ltd.	260,313	3,645,736

		120,854,784

Indonesia — 2.9%
PT Astra International Tbk	20,472,669	12,941,500
PT Bank Central Asia Tbk	19,376,413	23,309,301
PT Telekomunikasi Indonesia Persero Tbk	26,802,459	8,851,322

		45,102,123

Thailand — 2.2%
CP ALL PCL — NVDR	9,641,775	17,113,107
Kasikornbank PCL — NVDR	3,136,223	16,970,904

		34,084,011

Philippines — 1.3%
Metropolitan Bank & Trust Co.	3,611,116	6,351,752
Puregold Price Club, Inc.	4,461,725	3,910,162
SM Prime Holdings, Inc.	16,263,120	9,440,289

		19,702,203

Australia — 0.5%
BHP Billiton, Ltd. — SP ADR	238,955	8,279,791

Total FAR EAST		911,948,749

EUROPE — 13.6%
Russia — 6.6%
Lukoil PJSC — SP ADR	475,096	23,132,424
Magnit PJSC — SP GDR	610,493	25,451,453
Moscow Exchange MICEX-RTS PJSC	8,008,826	16,146,467
Sberbank of Russia PJSC — SP ADR	2,364,041	22,169,977
Yandex NV — A**	713,678	15,022,922

		101,923,243

United Kingdom — 3.3%
BGEO Group PLC	247,931	9,332,119
British American Tobacco PLC — SP ADR	92,061	11,751,587

Driehaus Emerging Markets Growth Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Number of Shares	Value (Note A)
Unilever NV	630,246	$29,080,707

		50,164,413

Jersey — 1.3%
Randgold Resources, Ltd. — ADR	199,146	19,928,540
Turkey — 0.8%
KOC Holding AS	2,853,063	12,254,576
Switzerland — 0.8%
Coca-Cola HBC AG	521,050	12,102,364
Hungary — 0.6%
OTP Bank PLC	378,478	9,938,719
Czech Republic — 0.2%
Moneta Money Bank AS**2	896,337	2,854,446

Total EUROPE		209,166,301

SOUTH AMERICA — 10.5%
Brazil — 7.5%
BB Seguridade Participacoes SA	1,902,683	17,551,617
Braskem SA — Pref. A	1,530,210	11,800,706
CCR SA	2,306,565	12,128,057
Engie Brasil Energia SA	978,831	11,659,952
Kroton Educacional SA	3,695,968	16,933,390
Lojas Renner SA	1,339,953	10,123,348
Qualicorp SA	893,437	5,269,167
Telefonica Brasil SA — ADR	1,335,066	19,318,405
WEG SA	2,047,327	11,224,525

		116,009,167

Argentina — 1.2%
MercadoLibre, Inc.	66,486	12,297,915
Pampa Energia SA — SP ADR**	180,007	5,832,227

		18,130,142

Peru — 0.9%
Credicorp, Ltd.	96,987	14,763,361
Colombia — 0.9%
Bancolombia SA — SP ADR	344,133	13,434,952

Total SOUTH AMERICA		162,337,622

NORTH AMERICA — 4.7%
Mexico — 2.7%
Fomento Economico Mexicano SAB de CV — SP ADR	157,599	14,505,412
Grupo Financiero Banorte SAB de CV — O	3,852,383	20,223,781
Wal-Mart de Mexico SAB de CV	2,826,194	6,187,389

		40,916,582

United States — 2.0%
Intel Corp.	383,500	14,477,125
Kansas City Southern	183,949	17,166,121

		31,643,246

Total NORTH AMERICA		72,559,828

	Number of Shares	Value (Note A)
AFRICA — 2.6%
South Africa — 2.0%
Anglo American Platinum, Ltd.**	244,156	$6,875,689
Capitec Bank Holdings, Ltd.	226,765	10,615,196
Mr. Price Group, Ltd.	595,558	6,585,967
Remgro, Ltd.	392,994	6,574,291

		30,651,143

Egypt — 0.6%
Commercial International Bank Egypt SAE	1,802,179	9,761,858

Total AFRICA		40,413,001

MIDDLE EAST — 2.5%
United Arab Emirates — 2.1%
DP World, Ltd.	471,774	8,940,117
Emaar Properties PJSC	12,360,688	23,893,516

		32,833,633

Pakistan — 0.4%
Maple Leaf Cement Factory, Ltd.[1]	6,126,834	5,619,173

Total MIDDLE EAST		38,452,806

CENTRAL AMERICA — 0.9%
Panama — 0.9%
Copa Holdings SA — A	148,033	13,016,542

Total CENTRAL AMERICA		13,016,542

Total EQUITY SECURITIES (Cost $1,221,546,481)		1,447,894,849

TOTAL INVESTMENTS (COST $1,221,546,481)	94.0%	$1,447,894,849
Other Assets In Excess Of Liabilities	6.0%	91,798,489

Net Assets	100.0%	$1,539,693,338

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$1,235,364,453

Gross Appreciation	$236,179,658
Gross Depreciation	(23,649,262)

Net Appreciation	$212,530,396

[1]	Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), the Fund’s investment adviser.
[2]	144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of September 30, 2016, this security amounted to $2,854,446 or 0.2% of net assets. This 144A security has not been deemed illiquid.
**	Non-income producing security

ADR	— American Depository Receipt
NVDR	— Non-Voting Depository Receipt
SP ADR	— Sponsored American Depository Receipt
SP GDR	— Sponsored Global Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 93.9%
FAR EAST — 68.1%
Taiwan — 16.4%
Aerospace Industrial Develop Corp.	1,566,000	$2,150,749
Airtac International Group	218,163	1,941,825
Basso Industry Corp.	1,892,868	6,008,530
Chin-Poon Industrial Co., Ltd.	1,760,636	3,920,575
Egis Technology, Inc.**	283,284	2,074,099
Ennoconn Corp.	382,456	6,381,282
Gourmet Master Co., Ltd.	562,758	5,601,458
Himax Technologies, Inc. — ADR[2]	277,201	2,381,157
Hiwin Technologies Corp.	371,000	1,935,158
Hota Industrial Manufacturing Co., Ltd.	414,000	2,014,165
Lida Holdings, Ltd.**	399,075	1,495,950
Nien Made Enterprise Co., Ltd.	155,600	2,002,986
Parade Technologies, Ltd.	182,907	1,864,344
Primax Electronics, Ltd.	2,666,873	3,909,423
Shin Zu Shing Co., Ltd.	796,000	2,628,320
Sunny Friend Environmental Technology Co., Ltd.	1,203,308	5,144,064
Superalloy Industrial Co., Ltd.	331,089	2,251,412
Taiwan Paiho, Ltd.	1,823,000	6,513,726
Tong Yang Industry Co., Ltd.	694,000	1,647,241
Tung Thih Electronic Co., Ltd.	278,000	3,893,446

		65,759,910

China — 14.5%
AviChina Industry & Technology Co., Ltd. — H	4,301,122	2,894,623
Beijing Capital International Airport Co., Ltd. — H	1,873,631	2,123,307
Brilliance China Automotive Holdings, Ltd.	1,683,476	1,888,278
China Everbright, Ltd.	1,816,903	3,715,136
China Lodging Group, Ltd. — SP ADR[2]	132,309	5,965,813
China Maple Leaf
Educational Systems, Ltd.	2,703,921	2,492,527
CT Environmental Group, Ltd.	15,040,150	4,362,892
Fu Shou Yuan International Group, Ltd.	3,027,973	1,745,016
Guotai Junan International Holdings, Ltd.	10,597,747	4,016,989
IMAX China Holding, Inc.3**	600,769	2,943,275
Lee & Man Paper Manufacturing, Ltd.	5,991,768	5,438,354
Man Wah Holdings, Ltd.	2,917,216	1,869,239
Minth Group, Ltd.	632,000	2,220,360
Silergy Corp.	388,690	5,741,286
TAL Education Group — ADR[2]**	98,397	6,970,443

	Number of Shares	Value (Note A)
Tongda Group Holdings, Ltd.	15,692,322	$3,823,744

		58,211,282

India — 13.5%
Arvind, Ltd.	775,029	3,924,035
Aurobindo Pharma, Ltd.	155,341	1,995,892
Bharat Financial Inclusion, Ltd.**	1,045,220	13,825,067
Crompton Greaves Consumer Electricals, Ltd.**	489,938	1,132,862
Eicher Motors, Ltd.	8,136	3,033,929
Emami, Ltd.	249,896	4,391,008
GRUH Finance, Ltd.	337,000	1,658,427
Havells India, Ltd.	324,560	2,038,615
Indiabulls Housing Finance, Ltd.	188,610	2,343,886
Indraprastha Gas, Ltd.	173,157	2,023,633
Kajaria Ceramics, Ltd.	71,441	1,490,572
LIC Housing Finance, Ltd.	235,187	2,044,551
Mahanagar Gas, Ltd.	126,339	1,252,669
Petronet LNG, Ltd.	617,899	3,205,502
PI Industries, Ltd.	111,530	1,392,701
PVR, Ltd.	130,828	2,328,888
WABCO India, Ltd.	14,019	1,310,223
Wonderla Holidays, Ltd.[1]	262,511	1,486,235
Zee Entertainment Enterprises, Ltd.	399,367	3,279,572

		54,158,267

Thailand — 8.4%
Asia Aviation PCL — NVDR**	9,579,800	1,976,784
Bangkok Chain Hospital PCL — NVDR	3,547,200	1,238,705
Beauty Community PCL — NVDR	19,374,469	5,311,903
Chularat Hospital PCL — NVDR	25,303,015	1,913,244
Eastern Polymer Group PCL — NVDR	5,045,500	1,980,341
Indorama Ventures PCL — NVDR	2,431,100	1,982,066
IRPC PCL — NVDR	43,352,200	6,105,591
KCE Electronics PCL — NVDR	1,751,454	5,357,983
Land & Houses PCL — NVDR	7,321,579	1,891,144
Sino-Thai Engineering & Construction PCL — NVDR	2,945,100	2,005,898
Star Petroleum Refining PCL — NVDR	12,796,693	3,988,580

		33,752,239

South Korea — 6.3%
ENF Technology Co., Ltd.	106,931	2,281,635
HS Industries Co., Ltd.	267,990	2,243,490
Hugel Inc.**	10,259	3,967,229
Hyundai Mipo Dockyard Co., Ltd.**	56,244	3,789,263
Kolon Industries, Inc.	37,813	2,846,232
Korea Aerospace Industries, Ltd.	80,396	5,569,723

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Number of Shares	Value (Note A)
Mando Corp.	19,295	$4,327,294

		25,024,866

Philippines — 3.9%
Cemex Holdings Philippines, Inc. 3**	8,097,769	2,003,778
Megaworld Corp.	19,290,700	1,877,557
Metro Pacific Investments Corp.	20,335,601	2,977,271
Metropolitan Bank & Trust Co.	2,868,539	5,045,600
Security Bank Corp.	385,538	1,920,734
Xurpas, Inc.	5,216,509	1,570,492

		15,395,432

Indonesia — 3.6%
PT Bank Tabungan Negara Persero Tbk	14,430,300	2,122,916
PT Bumi Serpong Damai Tbk	29,400,143	4,955,966
PT Pembangunan Perumahan Persero Tbk	10,712,638	3,439,273
PT Summarecon Agung Tbk	15,393,937	2,070,060
PT Waskita Karya Persero Tbk	9,685,816	1,944,436

		14,532,651

Malaysia — 1.5%
My EG Services BHD	7,144,100	3,938,713
Top Glove Corp. BHD	1,803,000	2,223,504

		6,162,217

Total FAR EAST		272,996,864

SOUTH AMERICA — 8.8%
Brazil — 7.4%
Duratex SA	687,488	1,830,680
EcoRodovias Infraestrutura E Logistica SA**	2,176,513	5,896,124
Equatorial Energia SA	131,400	2,059,394
Gerdau SA — Pref.	706,500	1,942,134
Iochpe-Maxion SA	749,418	4,124,835
Kroton Educacional SA	1,209,804	5,542,819
Lojas Renner SA	260,166	1,965,555
Mahle-Metal Leve SA	190,351	1,358,500
Smiles SA	308,000	5,145,408

		29,865,449

Argentina — 1.4%
Grupo Financiero Galicia SA — ADR[2]	98,140	3,053,135
Pampa Energia SA — SP ADR2**	79,567	2,577,971

		5,631,106

Total SOUTH AMERICA		35,496,555

EUROPE — 5.9%
Russia — 1.7%
Moscow Exchange MICEX-RTS PJSC	3,376,812	6,807,937
Turkey — 1.6%
Aselsan Elektronik Sanayi Ve Ticaret AS	400,175	1,254,797
Coca-Cola Icecek AS	163,948	1,995,129

	Number of Shares	Value (Note A)
Turk Traktor Ve Ziraat Makineleri AS	54,844	$1,488,518
Ulker Biskuvi Sanayi AS	232,024	1,653,007

		6,391,451

Czech Republic — 1.3%
Moneta Money Bank AS3**	1,642,376	5,230,258
United Kingdom — 1.3%
BGEO Group PLC	53,207	2,002,711
Tullow Oil PLC**	949,302	3,114,220

		5,116,931

Total EUROPE		23,546,577

NORTH AMERICA — 5.0%
Mexico — 4.3%
Alpek SAB de CV	1,749,532	2,964,949
Alsea SAB de CV	548,804	1,857,014
Genomma Lab Internacional SAB de CV — B**	1,863,494	1,939,443
Gentera SAB de CV	1,527,144	2,758,976
Grupo Aeroportuario del Centro Norte SAB de CV — ADR[2]	80,002	3,764,894
Unifin Financiera SAB de CV SOFOM ENR	1,330,531	4,014,289

		17,299,565

Canada — 0.7%
SEMAFO, Inc.**	665,750	2,770,681

Total NORTH AMERICA		20,070,246

AFRICA — 4.5%
South Africa — 2.1%
AVI, Ltd.	305,471	2,091,383
Pioneer Foods Group, Ltd.	159,700	2,023,468
The Foschini Group, Ltd.	207,177	2,106,117
The Spar Group, Ltd.	150,397	2,106,709

		8,327,677

Kenya — 1.3%
Safaricom, Ltd.	26,769,110	5,271,903
Egypt — 1.1%
Commercial International Bank Egypt SAE — GDR	1,081,294	4,265,705

Total AFRICA		17,865,285

MIDDLE EAST — 1.6%
Pakistan — 1.6%
Lucky Cement, Ltd.	316,100	2,049,513
Pak Elektron, Ltd.	3,401,000	2,304,234
United Bank, Ltd.	1,026,605	1,953,650

		6,307,397

Total MIDDLE EAST		6,307,397

Total EQUITY SECURITIES (Cost $326,708,401)		376,282,924

PURCHASED PUT OPTIONS— 0.6%
iShares China Large-Cap Index ETF, Exercise Price $38.00, Expiration Date October, 2016**	10,000	680,000

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Number of Shares	Value (Note A)
iShares MSCI Brazil Capped Index ETF, Exercise Price $33.00, Expiration Date October, 2016**	10,000	$620,000
iShares MSCI Emerging Markets Index ETF, Exercise Price $37.00, Expiration Date October, 2016**	15,000	750,000
WisdomTree India Earnings ETF, Exercise Price $21.00, Expiration Date October, 2016**	20,000	500,000

Total PURCHASED PUT OPTIONS (Cost $3,172,082)		2,550,000

TOTAL INVESTMENTS (COST $329,880,483)	94.5%	$378,832,924
Other Assets In Excess Of Liabilities	5.5%	22,160,898

Net Assets	100.0%	$400,993,822

WRITTEN PUT OPTIONS — (0.2%)
iShares MSCI Brazil Capped Index ETF, Exercise Price $32.00, Expiration Date October, 2016**	(10,000)	(400,000)
iShares MSCI Emerging Markets Index ETF, Exercise Price $36.00, Expiration Date October, 2016**	(15,000)	(360,000)

Total WRITTEN PUT OPTIONS (Premiums received $902,920)		(760,000)

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$331,624,595

Gross Appreciation	$53,984,922
Gross Depreciation	(6,776,593)

Net Appreciation	$47,208,329

[1]	Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), the Fund’s investment adviser.
[2]	All or a portion of the security is pledged as collateral for the derivatives transactions.
[3]	144A — Security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2016, these securities amounted to $10,177,311 or 2.5% of net assets.
**	Non-income producing security

ADR	— American Depository Receipt
ETF	— Exchange-Traded Fund
GDR	— Global Depository Receipt
NVDR	— Non-Voting Depository Receipt
SP ADR	— Sponsored American Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

September 30, 2016 (unaudited)

SWAP CONTRACTS

Credit Default Swaps

Counter-party	Reference Instrument	Notional Amount(4)	Buy/Sell Protection(1)(2)	Pay (Receive) Fixed Rate	Expiration Date	Implied Credit Spread(3)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
Goldman Sachs	Republic of Turkey, 11.875%, 1/15/30	$5,000,000	Buy	1.00%	12/20/2020	2.21%	$290,617	$(49,727)	$240,890
Goldman Sachs	Republic of Turkey, 11.875%, 1/15/30	$5,000,000	Buy	1.00%	12/20/2020	2.21%	348,959	(108,069)	240,890
Goldman Sachs	Republic of Turkey, 11.875%, 1/15/30	$5,000,000	Buy	1.00%	6/20/2021	2.42%	325,058	(12,203)	312,855
Goldman Sachs	Republic of Turkey, 11.875%, 1/15/30	$3,500,000	Buy	1.00%	6/20/2021	2.42%	258,457	(39,459)	218,998

Total Credit Default Swaps							$1,223,091	$(209,458)	$1,013,633

Total Swap Contracts							$1,223,091	$(209,458)	$1,013,633

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(3)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FORWARD FOREIGN CURRENCY CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	5,851,000,000	USD	5,347,774	GSC	05/10/17	$(38,414)
KRW	13,000,900,000	USD	11,883,278	GSC	05/18/17	(85,289)
TWD	269,680,000	USD	8,574,881	GSC	02/24/17	114,375
TWD	328,850,000	USD	10,462,934	GSC	05/23/17	157,709
USD	5,000,000	KRW	5,851,000,000	GSC	05/10/17	(309,361)
USD	1,080,644	KRW	1,181,900,000	GSC	05/18/17	7,369
USD	10,000,000	KRW	11,819,000,000	GSC	05/18/17	(725,444)
USD	8,000,000	TWD	269,680,000	GSC	02/24/17	(689,256)
USD	10,000,000	TWD	328,850,000	GSC	05/23/17	(620,643)
USD	8,000,000	ZAR	117,200,976	GSC	10/27/16	(496,997)
ZAR	117,200,976	USD	8,319,529	GSC	10/27/16	177,469

						$(2,508,482)

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

September 30, 2016 (unaudited)

GSC	— Goldman Sachs & Co.
KRW	— South Korean Won
TWD	— Taiwanese Dollar
USD	— United States Dollar
ZAR	— South African Rand

See accompanying Notes to Schedule of Investments.

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 94.3%
FAR EAST — 28.9%
Vietnam — 11.7%
Bank for Foreign Trade of Vietnam JSC	1,442,826	$2,478,538
Cotec Construction JSC	76,920	895,626
Gtnfoods JSC**	745,810	630,554
HA TIEN 1 Cement JSC**	666,850	837,469
Ho Chi Minh City Infrastructure Investment JSC	195,310	258,422
Kinh Bac City Development Share Holding Corp.**	480,120	409,153
Nam Long Investment Corp.	161,080	161,113
PetroVietnam Nhon Trach 2 Power JSC	480,806	817,320
Superdong Fast Ferry Kien Giang JSC	78,862	307,730
Vietnam Dairy Products JSC	317,534	1,993,889
Vingroup JSC**	461,240	920,597

		9,710,411

Bangladesh — 10.8%
Bata Shoe Co. Bangladesh, Ltd.	5,975	89,981
Berger Paints Bangladesh, Ltd.	3,970	117,441
Beximco Pharmaceuticals, Ltd.	828,892	878,863
BRAC Bank, Ltd.	2,116,360	1,617,480
British American Tobacco Bangladesh Co., Ltd.	10,360	332,987
Delta Brac Housing Finance Corp., Ltd.	917,664	1,293,804
IDLC Finance, Ltd.	1,776,925	1,410,204
Linde Bangladesh, Ltd.	18,975	343,499
Marico Bangladesh, Ltd.	21,754	339,987
MJL Bangladesh, Ltd.	679,498	1,000,498
Olympic Industries, Ltd.	161,285	630,118
Square Pharmaceuticals, Ltd.	280,802	962,340

		9,017,202

Sri Lanka — 2.8%
Access Engineering PLC	2,320,756	431,585
Ceylon Cold Stores PLC	56,423	247,408
Chevron Lubricants Lanka PLC	712,830	810,917
Commercial Bank of Ceylon PLC	434,622	426,332
Distilleries Co. of Sri Lanka PLC[1]	276,889	447,210

		2,363,452

Cambodia — 1.3%
NagaCorp, Ltd.	1,692,000	1,112,526
Singapore — 1.3%
Yoma Strategic Holdings, Ltd.	2,429,500	1,051,115
Thailand — 1.0%
Beauty Community PCL — NVDR	3,037,700	832,847

	Number of Shares	Value (Note A)
Total FAR EAST		$24,087,553

AFRICA — 19.6%
Kenya — 7.0%
East African Breweries, Ltd.	425,418	1,167,485
Equity Group Holdings, Ltd.	3,658,000	1,110,400
Jubilee Holdings, Ltd.	30,300	140,283
Safaricom, Ltd.	17,399,161	3,426,587

		5,844,755

Nigeria — 4.8%
Guaranty Trust Bank PLC	19,621,446	1,494,967
Zenith Bank PLC	51,635,585	2,493,261

		3,988,228

Egypt — 4.6%
Commercial International Bank Egypt SAE — GDR	328,710	1,296,761
Egyptian Financial Group- Hermes Holding Co.**	386,280	542,448
Egyptian International Pharmaceuticals EIPICO	11,781	92,046
ElSewdy Electric Co.	205,667	1,185,834
Medinet Nasr Housing**	227,251	362,887
Six of October Development & Investment Co.**	257,807	352,454

		3,832,430

Morocco — 1.0%
Maroc Telecom	62,293	817,814
Tanzania — 0.8%
Tanzania Breweries, Ltd.	113,833	678,509
Senegal — 0.8%
Sonatel	16,664	647,806
Botswana — 0.5%
Letshego Holdings, Ltd.	2,066,739	447,803
Togo — 0.1%
Ecobank Transnational, Inc.	1,082,139	39,507

Total AFRICA		16,296,852

MIDDLE EAST — 17.1%
Pakistan — 12.4%
Adamjee Insurance Co., Ltd.	720,500	376,753
Akzo Nobel Pakistan, Ltd.	162,100	386,119
DG Khan Cement Co., Ltd.	247,400	440,254
Hascol Petroleum, Ltd.	269,500	568,258
HUB Power Co., Ltd.	1,447,900	1,651,872
Hum Network, Ltd.	6,354,000	736,652
Lucky Cement, Ltd.	108,900	706,080
Maple Leaf Cement Factory, Ltd.	707,000	648,419
Nestle Pakistan, Ltd.	2,160	157,159
Packages, Ltd.	140,061	897,407
Pak Elektron, Ltd.	2,569,000	1,740,540
Pakistan Tobacco Co., Ltd.[1]	21,600	231,085
Shifa International Hospitals, Ltd.	137,300	433,766
United Bank, Ltd.	686,893	1,307,171

		10,281,535

United Arab Emirates — 3.9%
Agthia Group PJSC	337,073	578,154
Aldar Properties PJSC	806,464	586,240
Aramex PJSC	163,429	175,309

Driehaus Frontier Emerging Markets Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Number of Shares	Value (Note A)
Emirates Telecommunications Group Co. PJSC	164,496	$895,704
NMC Health PLC	56,950	1,011,270

		3,246,677

Qatar — 0.6%
Qatar Electricity & Water Co. QSC	8,873	520,150
Saudi Arabia — 0.2%
Bupa Arabia for Cooperative Insurance Co.	5,728	165,060

Total MIDDLE EAST		14,213,422

EUROPE — 17.0%
Romania — 7.7%
Banca Transilvania	6,546,987	3,913,267
BRD-Groupe Societe Generale SA	136,330	379,010
Fondul Proprietatea SA	7,018,736	1,424,431
Transgaz SA Medias	9,033	698,587

		6,415,295

United Kingdom — 2.7%
BGEO Group PLC	26,997	1,016,167
Centamin PLC	319,947	615,410
Tullow Oil PLC**	195,557	641,532

		2,273,109

Georgia — 2.3%
Georgia Healthcare Group PLC2**	142,195	545,543
TBC Bank Group PLC**	81,484	1,341,309

		1,886,852

Luxembourg — 1.5%
Adecoagro SA**	109,735	1,252,076
Croatia — 1.0%
Adris Grupa DD — Pref.	12,494	814,582
Jersey — 1.0%
Randgold Resources, Ltd. — ADR	7,917	792,254
Estonia — 0.8%
Tallink Grupp AS	695,715	700,256

Total EUROPE		14,134,424

SOUTH AMERICA — 11.3%
Argentina — 9.2%
Banco Macro SA — ADR	39,979	3,128,357
Grupo Financiero Galicia SA — ADR	87,866	2,733,511
Pampa Energia SA — SP ADR**	55,939	1,812,424

		7,674,292

Colombia — 1.3%
Banco Davivienda SA	103,379	1,057,687
Panama — 0.8%
Avianca Holdings SA — SP ADR	107,704	697,922

Total SOUTH AMERICA		9,429,901

NORTH AMERICA — 0.4%
Canada — 0.4%
SEMAFO, Inc.**	88,015	366,296

	Number of Shares	Value (Note A)
Total NORTH AMERICA		$366,296
Total EQUITY SECURITIES (Cost $75,578,631)		78,528,448

EQUITY CERTIFICATES — 0.2%
FAR EAST — 0.2%
Vietnam — 0.2%
Ho Chi Minh City
Infrastructure Investment JSC[3]	93,200	123,316
Nam Long Investment Corp.[3]	53,190	53,201

		176,517

Total FAR EAST		176,517

Total EQUITY CERTIFICATES (Cost $160,882)		176,517

TOTAL INVESTMENTS (COST $75,739,513)	94.5%	$78,704,965
Other Assets In Excess Of Liabilities	5.5%	4,596,812

Net Assets	100.0%	$83,301,777

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$75,771,043

Gross Appreciation	$5,516,310
Gross Depreciation	(2,582,388)

Net Appreciation	$2,933,922

1	Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), the Fund’s investment adviser.
2	144A - This security was purchased pursuant to Rule 144A of the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2016, the value of this security amounted to $545,543 or 0.7% of net assets.
3	Restricted security - Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At September 30, 2016, the value of these restricted securities amounted to $176,517 or 0.2% of net assets.
**	Non-income producing security

Additional information on each restricted security is as follows:

Security	Counter- party	Acquisition Date(s)	Acquisition Cost
Ho Chi Minh City Infrastructure Investment JSC	MACQ	08/03/15	$113,080
Nam Long Investment Corp.	MACQ	05/04/15 to 05/07/15	$47,802

ADR	— American Depository Receipt
GDR	— Global Depository Receipt
MACQ	— Macquarie Capital Group, Ltd.
NVDR	— Non-Voting Depository Receipt
SP ADR	— Sponsored American Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus International Small Cap Growth Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 95.7%
EUROPE — 48.8%
United Kingdom — 17.7%
Amec Foster Wheeler PLC	438,667	$3,249,406
Centamin PLC	1,108,854	2,132,854
Direct Line Insurance Group PLC	477,354	2,257,087
Domino’s Pizza Group PLC	308,099	1,491,536
Fevertree Drinks PLC	303,625	3,817,351
Halma PLC	221,118	3,006,439
IG Group Holdings PLC	350,280	3,954,452
Informa PLC	402,550	3,714,947
JD Sports Fashion PLC	220,798	4,226,963
Just Eat PLC**	231,301	1,606,923
Rentokil Initial PLC	1,222,554	3,522,576
RPC Group PLC	433,905	5,399,067
Sage Group PLC	351,373	3,361,070
Spirax-Sarco Engineering PLC	68,386	3,984,279
SSP Group PLC	578,757	2,399,735
Tullow Oil PLC**	732,663	2,403,528
Unite Group PLC	328,005	2,697,521
Wm Morrison Supermarkets PLC	870,676	2,459,046
Worldpay Group PLC†	826,472	3,172,970

		58,857,750

Germany — 6.0%
Alstria Office AG — REIT	113,947	1,564,197
Aurelius Equity Opportunities SE & Co., KGaA	79,818	5,037,324
Gerresheimer AG	15,844	1,346,097
KION Group AG	69,559	4,502,398
Sartorius AG — Pref.	47,091	3,918,828
Zalando SE**†	82,791	3,455,089

		19,823,933

Switzerland — 4.7%
Coca-Cola HBC AG	71,329	1,656,750
Flughafen Zuerich AG	21,863	4,271,330
Gategroup Holding AG**	56,027	3,042,701
Temenos Group AG	78,570	4,949,546
Ypsomed Holding AG	8,496	1,741,177

		15,661,504

Italy — 4.7%
Amplifon SpA	332,295	3,411,829
Brembo SpA	53,250	3,176,372
Davide Campari-Milano SpA	365,853	4,122,160
Prysmian SpA	185,765	4,866,422

		15,576,783

France — 4.3%
SEB SA	38,374	5,414,321
Teleperformance	48,627	5,185,591
UbiSoft Entertainment SA**	102,052	3,851,927

		14,451,839

Finland — 2.9%
Cramo OYJ	81,133	2,096,248
Huhtamaki OYJ	68,945	3,211,067

	Number of Shares	Value (Note A)
Valmet OYJ	295,159	$4,439,703

		9,747,018

Sweden — 2.9%
Dometic Group AB**†	213,410	1,712,743
Indutrade AB	136,961	2,937,570
Peab AB	203,217	1,752,933
Saab AB — B	92,093	3,278,454

		9,681,700

Netherlands — 1.9%
Aalberts Industries NV	95,861	3,268,270
GrandVision NV†	106,367	2,957,327

		6,225,597

Spain — 1.6%
Gamesa Corp. Tecnologica SA	229,653	5,498,886
Ireland — 1.1%
DCC PLC	18,784	1,710,359
Smurfit Kappa Group PLC	83,092	1,857,503

		3,567,862

Russia — 0.5%
Yandex NV — A**	73,678	1,550,922
Denmark — 0.5%
Royal Unibrew AS	31,045	1,531,664

Total EUROPE		162,175,458

FAR EAST — 32.1%
Japan — 19.0%
Alps Electric Co., Ltd.	138,715	3,283,033
Brother Industries, Ltd.	241,400	4,192,154
Ebara Corp.	58,492	1,714,873
en-japan, Inc.	157,453	3,384,917
Fuji Electric Co., Ltd.	179,386	813,742
Koito Manufacturing Co., Ltd.	34,051	1,638,666
Minebea Co., Ltd.	172,039	1,601,546
Morinaga & Co., Ltd.	80,130	3,840,361
Nichirei Corp.	190,981	4,263,902
Nihon M&A Center, Inc.	79,352	2,437,567
Nishimatsuya Chain Co., Ltd.	177,882	2,685,640
Nissin Electric Co., Ltd.	204,882	3,382,205
NOK Corp.	77,923	1,683,638
Okamoto Industries, Inc.	289,610	3,604,239
Open House Co., Ltd.	99,987	2,118,949
PALTAC Corp.	122,288	2,844,804
Relo Group, Inc.	25,443	4,207,673
Seria Co., Ltd.	40,631	3,249,518
Start Today Co., Ltd.	254,865	4,348,074
Sundrug Co., Ltd.	29,803	2,483,461
Taisei Corp.	175,503	1,306,689
TechnoPro Holdings, Inc.	104,660	3,927,137

		63,012,788

Australia — 5.3%
Aristocrat Leisure, Ltd.	270,966	3,278,743
Bapcor, Ltd.	770,995	3,575,896
BlueScope Steel, Ltd.	543,665	3,224,733
Orora, Ltd.	2,053,226	4,950,032
Treasury Wine Estates, Ltd.	295,058	2,493,085

		17,522,489

Driehaus International Small Cap Growth Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Number of Shares	Value (Note A)
China — 2.2%
Lee & Man Paper Manufacturing, Ltd.	4,200,666	$3,812,682

Semiconductor Manufacturing International Corp.**	32,108,365	3,601,449

		7,414,131

South Korea — 2.1%
Hugel, Inc.**	5,826	2,252,956
Korea Aerospace Industries, Ltd.	68,428	4,740,597

		6,993,553

Indonesia — 1.7%
PT Bumi Serpong Damai Tbk	19,143,030	3,226,930
PT Matahari Department Store Tbk	1,639,663	2,321,108

		5,548,038

Philippines — 1.3%
GT Capital Holdings, Inc.	50,105	1,487,807
Metro Pacific Investments Corp.	20,353,025	2,979,822

		4,467,629

Taiwan — 0.5%
Hiwin Technologies Corp.	312,985	1,632,548

Total FAR EAST		106,591,176

NORTH AMERICA — 14.8%
Canada — 11.8%
Advantage Oil & Gas, Ltd.**	475,264	3,332,771
Boyd Group Income Fund	64,726	4,039,115
CCL Industries, Inc. — B	17,450	3,359,918
Cott Corp.	204,246	2,906,569
Dollarama, Inc.	52,047	4,063,550
Kinaxis, Inc.**	94,920	4,835,172
Maple Leaf Foods, Inc.	143,298	3,288,771
Metro, Inc.	96,900	3,181,130
New Flyer Industries, Inc.	160,920	4,836,370
Parex Resources, Inc.**	131,905	1,674,011
Premium Brands Holdings Corp.	51,004	2,402,567
Shopify, Inc. — A**	33,876	1,453,958

		39,373,902

Mexico — 2.2%
Gentera SAB de CV	867,338	1,566,954
Kimberly-Clark de Mexico SAB de CV — A	1,309,700	2,962,567
Promotora y Operadora de Infraestructura SAB de CV	262,380	2,824,647

		7,354,168

	Number of Shares	Value (Note A)
United States — 0.8%
Tahoe Resources, Inc.	194,860	$2,498,224

Total NORTH AMERICA		49,226,294

Total EQUITY SECURITIES (Cost $273,219,830)		317,992,928

TOTAL INVESTMENTS (COST $273,219,830)	95.7%	$317,992,928
Other Assets In Excess Of Liabilities	4.3%	14,416,365

Net Assets	100.0%	$332,409,293

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$274,552,849

Gross Appreciation	$48,309,149
Gross Depreciation	(4,869,070)

Net Appreciation	$43,440,079

**	Non-income producing security
†	144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of September 30, 2016, these securities amounted to $11,298,129 or 3.4% of net assets. These 144A securities have not been deemed illiquid.

REIT— Real Estate Investment Trust

See accompanying Notes to Schedule of Investments.

Driehaus Micro Cap Growth Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Number of Shares	Value (Note A)
EQUITY SECURITIES — 99.1%
HEALTH CARE — 33.3%
Biotechnology — 12.0%
Alder Biopharmaceuticals, Inc.**	90,101	$2,952,610
Array BioPharma, Inc.**	410,988	2,774,169
Blueprint Medicines Corp.**	220,867	6,559,750
Exelixis, Inc.**	269,694	3,449,386
Five Prime Therapeutics, Inc.**	60,653	3,183,676
Flexion Therapeutics, Inc.**	255,809	4,998,508
Global Blood Therapeutics, Inc.**	153,494	3,538,037
Loxo Oncology, Inc.**	140,340	3,674,101
Natera, Inc.**	433,227	4,813,152
Otonomy, Inc.**	112,646	2,049,031
Sunesis Pharmaceuticals, Inc.1**	112,729	492,626
Synergy Pharmaceuticals, Inc.**	290,598	1,601,195
Xencor, Inc.**	60,500	1,481,645

		41,567,886

Health Care Equipment & Supplies — 11.2%
Cardiovascular Systems, Inc.**	80,565	1,912,613
Cerus Corp.**	550,412	3,418,059
CryoLife, Inc.	212,704	3,737,209
Cynosure, Inc. — A**	86,554	4,409,061
Endologix, Inc.**	170,628	2,184,038
Inogen, Inc.**	90,864	5,442,754
Invuity, Inc.**	84,875	1,164,485
LeMaitre Vascular, Inc.[1]	268,283	5,322,735
Mazor Robotics, Ltd. — SP ADR**	51,247	1,325,760
Orthofix International NV**	71,372	3,052,581
Tactile Systems Technology, Inc.**	161,626	3,022,406
Vascular Solutions, Inc.**	78,619	3,791,794

		38,783,495

Pharmaceuticals — 3.8%
Aclaris Therapeutics, Inc.**	76,293	1,953,864
Foamix Pharmaceuticals, Ltd.1**	414,535	3,838,594
Heska Corp.**	41,808	2,275,609
KemPharm, Inc.**	74,129	332,839
MyoKardia, Inc.1**	177,151	2,894,647
Novan, Inc.**	84,952	1,714,331

		13,009,884

Life Sciences Tools & Services — 2.8%
NanoString Technologies, Inc.**	168,187	3,360,376
NeoGenomics, Inc.**	759,073	6,239,580

		9,599,956

Health Care Providers & Services — 2.1%
AMN Healthcare Services, Inc.**	83,807	2,670,929
BioTelemetry, Inc.**	138,318	2,568,565
US Physical Therapy, Inc.	30,784	1,930,157

		7,169,651

	Number of Shares	Value (Note A)
Health Care Technology — 1.4%
Evolent Health, Inc. — A**	75,186	$1,851,079
Tabula Rasa HealthCare, Inc.**	51,390	735,905
Vocera Communications, Inc.**	136,449	2,305,988

		4,892,972

Total HEALTH CARE		115,023,844

INFORMATION TECHNOLOGY — 32.1%
Semiconductors & Semiconductor Equipment — 12.5%
Acacia Communications, Inc.**	109,136	11,271,566
CEVA, Inc.**	172,650	6,054,836
Impinj, Inc.**	131,872	4,934,650
Inphi Corp.**	150,792	6,560,960
Magnachip Semiconductor Corp.**	587,033	4,895,855
NeoPhotonics Corp.**	226,436	3,699,964
Silicon Motion Technology Corp. — ADR	110,548	5,725,281

		43,143,112

Internet Software & Services — 9.2%
Autobytel, Inc.**	137,098	2,440,344
Care.com, Inc.**	81,480	811,541
Five9, Inc.**	227,085	3,560,693
GTT Communications, Inc.**	300,631	7,073,847
Instructure, Inc.**	176,655	4,481,737
Mimecast, Ltd.**	170,742	3,266,294
Q2 Holdings, Inc.**	58,936	1,689,106
Quotient Technology, Inc.**	338,090	4,499,978
Twilio, Inc. — A**	26,876	1,729,739
Xactly Corp.**	142,209	2,093,316

		31,646,595

Software — 6.6%
8X8, Inc.**	306,200	4,724,666
Gigamon, Inc.**	122,678	6,722,754
Globant SA**	74,538	3,139,541
Mitek Systems, Inc.**	206,829	1,714,612
Paycom Software, Inc.**	75,949	3,807,323
Proofpoint, Inc.**	37,649	2,818,028

		22,926,924

Communications Equipment — 2.0%
Oclaro, Inc.**	789,513	6,750,336
Electronic Equipment, Instruments & Components — 1.8%
Fabrinet**	141,866	6,325,805

Total INFORMATION TECHNOLOGY		110,792,772

INDUSTRIALS — 14.3%
Machinery — 3.9%
Astec Industries, Inc.	41,808	2,503,045
Chart Industries, Inc.**	43,334	1,422,655
Douglas Dynamics, Inc.	71,677	2,289,363
Energy Recovery, Inc.**	175,816	2,809,540
Lydall, Inc.**	55,274	2,826,160

Driehaus Micro Cap Growth Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Number of Shares	Value (Note A)
Titan International, Inc.	144,128	$1,458,575

		13,309,338

Building Products — 3.2%
Gibraltar Industries, Inc.**	71,181	2,644,374
Insteel Industries, Inc.	62,140	2,251,954
Patrick Industries, Inc.**	66,527	4,119,352
PGT, Inc.**	201,222	2,147,039

		11,162,719

Aerospace & Defense — 1.7%
Mercury Systems, Inc.**	127,103	3,122,921
TASER International, Inc.**	99,714	2,852,818

		5,975,739

Construction & Engineering — 1.4%
Argan, Inc.	49,247	2,914,930
NV5 Global, Inc.**	61,110	1,974,464

		4,889,394

Trading Companies & Distributors — 1.2%
BMC Stock Holdings, Inc.**	144,231	2,557,216
SiteOne Landscape Supply, Inc.**	41,923	1,506,293

		4,063,509

Commercial Services & Supplies — 1.1%
Casella Waste Systems, Inc. — A**	160,367	1,651,780
Hudson Technologies, Inc.**	347,245	2,309,179

		3,960,959

Electrical Equipment — 0.8%
TPI Composites, Inc.**	126,569	2,690,857
Air Freight & Logistics — 0.6%
Air Transport Services Group, Inc.**	137,555	1,973,914
Airlines — 0.3%
Controladora Vuela Cia de Aviacion SAB de CV — ADR**	58,555	1,018,271
Professional Services — 0.1%
BG Staffing, Inc.	24,084	372,820

Total INDUSTRIALS		49,417,520

CONSUMER DISCRETIONARY — 9.7%
Hotels, Restaurants & Leisure — 2.2%
Carrols Restaurant Group, Inc.**	190,769	2,520,058
Del Taco Restaurants, Inc.**	143,850	1,714,692
Intrawest Resorts Holdings, Inc.**	101,927	1,653,256
Wingstop, Inc.	59,356	1,739,131

		7,627,137

Internet & Catalog Retail — 2.1%
Duluth Holdings, Inc. — B**	74,309	1,969,932
Nutrisystem, Inc.	182,339	5,413,645

		7,383,577

Household Durables — 1.7%
Installed Building Products, Inc.**	41,770	1,498,290

	Number of Shares	Value (Note A)
Universal Electronics, Inc.**	57,486	$4,280,408

		5,778,698

Auto Components — 1.6%
Fox Factory Holding Corp.**	81,213	1,865,463
Horizon Global Corp.**	135,763	2,705,757
Unique Fabricating, Inc.[1]	86,179	1,054,831

		5,626,051

Specialty Retail — 1.2%
Boot Barn Holdings, Inc.**	135,076	1,537,165
MarineMax, Inc.**	128,400	2,689,980

		4,227,145

Leisure Equipment & Products — 0.4%
MCBC Holdings, Inc.	113,752	1,296,773
Textiles, Apparel & Luxury Goods — 0.3%
Sequential Brands Group, Inc.**	127,103	1,016,824
Media — 0.2%
Xcel Brands, Inc.1**	99,983	492,916

Total CONSUMER DISCRETIONARY		33,449,121

ENERGY — 4.1%
Oil, Gas & Consumable Fuels — 2.7%
Callon Petroleum Co.**	349,305	5,484,089
KLR Energy Acquisition Corp.1**	119,048	1,254,766
Ring Energy, Inc.**	216,060	2,365,857

		9,104,712

Energy Equipment & Services — 1.4%
Fairmount Santrol Holdings, Inc.**	254,599	2,159,000
US Silica Holdings, Inc.	60,004	2,793,786

		4,952,786

Total ENERGY		14,057,498

CONSUMER STAPLES — 2.9%
Food Products — 1.5%
Calavo Growers, Inc.	48,942	3,202,275
Farmer Brothers Co.**	53,748	1,910,741

		5,113,016

Beverages — 1.4%
MGP Ingredients, Inc.	69,808	2,828,620
Primo Water Corp.**	173,260	2,101,644

		4,930,264

Personal Products — 0.0%
elf Beauty, Inc.**	3,967	111,552

Total CONSUMER STAPLES		10,154,832

FINANCIALS — 2.3%
Commercial Banks — 1.8%
Franklin Financial Network, Inc.**	36,849	1,378,153
Live Oak Bancshares, Inc.[1]	126,684	1,826,783
Pacific Premier Bancorp, Inc.**	108,831	2,879,668

		6,084,604

Thrifts & Mortgage Finance — 0.5%
LendingTree, Inc.**	17,891	1,733,817

Total FINANCIALS		7,818,421

Driehaus Micro Cap Growth Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Number of Shares	Value (Note A)
MATERIALS — 0.4%
Metals & Mining — 0.4%
Constellium NV — A **	183,934	$1,324,325

Total MATERIALS		1,324,325

Total EQUITY SECURITIES (Cost $260,724,426)		342,038,333

TOTAL INVESTMENTS (COST $260,724,426)	99.1%	$342,038,333
Other Assets In Excess Of Liabilities	0.9%	2,976,837

Net Assets	100.0%	$345,015,170

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$266,525,791

Gross Appreciation	$85,292,999
Gross Depreciation	(9,780,457)

Net Appreciation	$75,512,542

1	Pursuant to procedures adopted by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees, this security has been determined to be illiquid by Driehaus Capital Management LLC (the “Adviser”), the Fund’s investment adviser.
**	Non-income producing security

ADR	— American Depository Receipt

SP ADR — Sponsored American Depository Receipt

See accompanying Notes to Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

A. Portfolio Valuation:

Securities transactions are accounted for on trade date. Equity securities and exchange-traded options are valued at the last sale price as of the close of the primary exchange or other designated time. Equity certificates are valued at the last sale price of the underlying security as of the close of the primary exchange. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the United States market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below. Substantially all transfers between level 1 and level 2 relate to the use of these procedures.

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Funds’ investments that are measured at fair value by level within the fair value hierarchy as of September 30, 2016 is as follows:

Fund	Total Value at September 30, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Driehaus Emerging Markets Growth Fund
Equity Securities:
Africa	$40,413,001	$40,413,001	$—	$—
Central America	13,016,542	13,016,542	—	—
Europe	209,166,301	193,019,834	16,146,467	—
Far East	911,948,749	911,948,749	—	—
Middle East	38,452,806	38,452,806	—	—
North America	72,559,828	72,559,828	—	—
South America	162,337,622	162,337,622	—	—

Total Investments	$1,447,894,849	$1,431,748,382	$16,146,467	$—

Driehaus Emerging Markets Small Cap Growth Fund
Assets:
Equity Securities:
Africa	$17,865,285	$17,865,285	$—	$—
Europe	23,546,577	16,738,640	6,807,937	—
Far East	272,996,864	272,996,864	—	—
Middle East	6,307,397	6,307,397	—	—
North America	20,070,246	20,070,246	—	—
South America	35,496,555	35,496,555	—	—
Purchased Put Options	2,550,000	2,550,000	—	—
Swap Contracts	1,013,633	—	1,013,633	—
Forward Foreign Exchange Contracts	456,922	—	456,922	—

Total Assets	$380,303,479	$372,024,987	$8,278,492	$—

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

	Total Value at September 30, 2016	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Driehaus Emerging Markets Small Cap Growth Fund (continued)
Liabilities:
Written Put Options	$(760,000)	$(760,000)	$—	$—
Forward Foreign Exchange Contracts	(2,965,404)	—	(2,965,404)	—

Total Liabilities	$(3,725,404)	$(760,000)	$(2,965,404)	$—

Driehaus Frontier Emerging Markets Fund
Equity Securities
Africa	$16,296,852	$16,296,852	$—	$—
Europe	14,134,424	14,134,424	—	—
Far East	24,087,553	24,087,553	—	—
Middle East	14,213,422	14,213,422	—	—
North America	366,296	366,296	—	—
South America	9,429,901	9,429,901	—	—
Equity Certificates*	176,517	—	176,517	—

Total Investments	$78,704,965	$78,528,448	$176,517	$—

Driehaus International Small Cap Growth Fund
Investments in Securities*	$317,992,928	$317,992,928	$—	$—

Driehaus Micro Cap Growth Fund
Investments in Securities*	$342,038,333	$342,038,333	$—	$—

*	See Schedule of Investments for industry and/or country breakout.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from closing prices for the same securities, which means that a Fund may value those securities higher or lower than another fund that does not employ fair value. In addition, the fair value price may differ materially from the value a Fund may ultimately realize.

For the year to date period ended September 30, 2016, securities with end of period values of $818,792 held by Driehaus Frontier Emerging Markets Fund were transferred from level 2 to level 1.

For additional information regarding the Funds’ policy for valuation of investments or other significant accounting policies, please refer to the Funds’ most recent Semi-Annual or Annual Report.

B. Options Contracts:

The Funds are subject to equity and other risk exposures in the normal course of pursuing their investment objective. The Funds may use options contracts to hedge their portfolio or a portion thereof or speculatively for the purpose of profiting from a decline in the market value of a security. The Driehaus Emerging Markets Small Cap Growth Fund used both purchased and written options during the period January 1, 2016 through September 30, 2016 to hedge exposure to certain countries or sectors as well as gain exposure to certain countries or sectors.

The Funds may write covered call and put options on futures, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedule of Investments. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

For the period January 1, 2016 through September 30, 2016, the average volume of purchased and written options for Driehaus Emerging Markets Small Cap Growth Fund were $5,718,594 and $605,430, respectively.

The premiums received and the number of option contracts written during the period ended September 30, 2016, were as follows:

Driehaus Emerging Markets Small Cap Growth Fund	Number of Contracts	Premiums Received
Options outstanding at December 31, 2015	13,500	$704,424
Options written	10,537,750	16,902,399
Options closed	(511,250)	(15,889,527)
Options expired	(10,015,000)	(814,376)

Options outstanding at September 30, 2016	25,000	$902,920

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of September 30, 2016, the Funds had outstanding options as listed on the Schedule of Investments.

C. Swap Contracts:

The Driehaus Emerging Markets Small Cap Growth Fund may engage in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index and total return swaps, primarily to manage risk, or as alternatives to direct investments. The Fund may also engage in credit default swaps which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy). The Fund did engage in credit default swaps during the period January 1, 2016 through September 30, 2016 to protect against credit events.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value. The maximum exposure to loss of the notional value as a seller of credit default swaps outstanding at September 30, 2016, for the Driehaus Emerging Markets Small Cap Growth Fund was $0.

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund discloses swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of September 30, 2016, the Driehaus Emerging Markets Small Cap Growth Fund had outstanding swap contracts as listed on the Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

D. Forward Foreign Currency Contracts:

The Driehaus Emerging Markets Small Cap Growth Fund used forward foreign currency contracts during the period January 1, 2016 through September 30, 2016 to hedge foreign currency exposure in the portfolio. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized gain or loss reflected on the Schedule of Investments. In addition, the Fund could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably. As of September 30, 2016, the Driehaus Emerging Markets Small Cap Growth Fund had forward foreign currency contracts as listed in the Schedule of Investments.

E. Foreign Currency Spot Contracts

The Funds enter into foreign currency spot contracts to facilitate transactions in foreign currency denominated securities. These spot contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. On September 30, 2016, the Funds had foreign currency spot contracts outstanding under which they are obligated to exchange currencies at specified future dates.

F. Derivative Investment Holdings Categorized by Risk Exposure:

Each Fund is subject to the Financial Accounting Standards Board’s (“FASB”) “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following table sets forth the fair value of the Driehaus Emerging Markets Small Cap Growth Fund’s derivative contracts by primary risk exposure as of September 30, 2016:

Risk exposure category	Asset derivatives	Fair value	Liability derivatives	Fair value
Credit contracts	Swaps, at value	$1,013,633
Equity contracts	Investments, at market value	$2,550,000	Outstanding options written, at value	$760,000
Foreign currency contracts			Unrealized depreciation on forward foreign currency contracts	$2,508,482

The following table sets forth the fair value of the Driehaus Frontier Emerging Markets Fund’s derivative contracts by primary risk exposure as of September 30, 2016:

Risk exposure category	Asset derivatives	Fair value
Equity contracts	Investments, at market value	$176,517

Driehaus Active Income Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
ASSET-BACKED SECURITIES — 0.01%
CWABS, Inc. Asset-Backed Certificates Series 2004-1 1.01%, 4/25/34 [2,9]	$122,988	$113,728
Merrill Lynch Mortgage Investors Trust Series 2004-HE2 1.47%, 8/25/35 [2,9]	124,929	111,048

Total ASSET-BACKED SECURITIES (Cost $248,020)		224,776

BANK LOANS — 24.17%
Chemicals — 0.61%
Avantor Performance Materials Holdings, Inc. 6.00%, 6/21/22 [2,7]	13,937,126	13,998,101
Computers — 0.42%
DynCorp International, Inc. 7.75%, 7/7/20 [2,7,9,10]	10,000,000	9,575,000
Entertainment — 2.93%
Delta 2 Lux Sarl (Luxembourg) 4.75%, 7/30/21 [2,7]	7,000,000	7,020,895
Scientific Games International, Inc. 6.00%, 10/18/20 [2,7]	57,412,977	57,668,464
Vivid Seats Ltd. 7.00%, 3/1/22 [2,7]	2,468,750	2,478,008

		67,167,367

Food — 0.26%
Chobani LLC 1.00%, 9/30/23 [2,7]	6,000,000	6,000,000
Healthcare - Services — 0.73%
National Mentor Holdings, Inc. 4.25%, 1/31/21 [2,7]	16,623,941	16,668,078
Insurance — 3.61%
Asurion LLC 5.00%, 5/24/19 [2,7]	13,952,146	14,019,047
Asurion LLC 8.50%, 3/3/21 [2,7]	44,119,370	43,990,542
Asurion LLC 5.00%, 8/4/22 [2,7]	21,804,569	21,946,298
Lonestar Intermediate Super Holdings LLC 10.00%, 8/10/21 [2,7]	3,000,000	2,986,875

		82,942,762

Internet — 2.07%
EIG Investors Corp. 6.00%, 2/9/23 [2,7]	22,500,000	21,037,500
ProQuest LLC 5.75%, 9/24/21 [2,7]	26,526,713	26,609,609

		47,647,109

Driehaus Active Income Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Shares, Principal Amount, or Number of Contracts		Value
Investment Companies — 0.74%
Larchmont Resources LLC 9.75%, 8/7/19 [2,7,9]	$21,537,500		$6,892,000
VGD Merger Sub LLC 5.00%, 8/3/23 [2,7]	10,000,000		10,103,150

			16,995,150

Leisure Time — 3.27%
Equinox Holdings, Inc. 5.00%, 2/1/20 [2,7]	55,967,611		56,422,348
Equinox Holdings, Inc. 9.75%, 7/31/20 [2,7]	18,600,000		18,677,562

			75,099,910

Lodging — 0.44%
Intrawest Operations Group LLC 5.00%, 12/9/20 [2,7]	10,000,000		10,089,100
Packaging & Containers — 0.91%
SIG Combibloc PurchaseCo Sarl (Luxembourg) 4.25%, 3/13/22 [2,7]	16,626,578		16,670,472
SIG Combibloc PurchaseCo Sarl (Luxembourg) 4.25%, 3/13/22 [2,7]	3,825,000	[6]	4,325,103

			20,995,575

Retail — 3.71%
J.C. Penney Corp., Inc. 5.25%, 6/23/23 [2,7]	2,981,250		2,999,614
Neiman Marcus Group Ltd. LLC 4.25%, 10/25/20 [2,7]	62,896,585		58,061,410
Rite Aid Corp. 5.75%, 8/21/20 [2,7]	7,830,000		7,861,829
Rite Aid Corp. 4.88%, 6/21/21 [2,7]	16,200,000		16,256,700

			85,179,553

Software — 4.47%
Applied Systems, Inc. 4.25%, 1/23/21 [2,7]	12,664,885		12,710,795
Applied Systems, Inc. 7.50%, 1/23/22 [2,7]	3,500,000		3,538,290
BMC Foreign Holding Co. (Ireland) 5.00%, 9/10/20 [2,7]	7,780,000		7,543,371
BMC Software Finance, Inc. 5.00%, 9/10/20 [2,7]	17,369,394		16,791,341
Evergreen Skills Lux Sarl (Luxembourg) 5.75%, 4/28/21 [2,7]	19,301,523		17,148,245
RP Crown Parent LLC 6.00%, 12/21/18 [2,7]	2,992,308		2,995,345

Driehaus Active Income Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Shares, Principal Amount, or Number of Contracts		Value
RP Crown Parent LLC 11.25%, 12/21/19 [2,7]	$13,500,000		$13,613,940
Uber Technologies, Inc. 5.00%, 7/7/23 [2,7]	28,000,000		28,210,000

			102,551,327

Total BANK LOANS (Cost $569,850,580)			554,909,032

CORPORATE BONDS — 32.40%
Auto Manufacturers — 0.46%
General Motors Co. 6.25%, 10/2/43 [10]	9,000,000		10,622,160
Banks — 4.06%
Chase Capital II 1.26%, 2/1/27 [2,10]	6,879,000		6,044,921
JPMorgan Chase & Co. 7.90%, 12/29/49 [2,10]	37,813,000		38,852,858
PNC Capital Trust C 1.41%, 6/1/28 [2]	8,000,000		7,520,000
PNC Preferred Funding Trust II 2.07%, 3/29/49 [1,2]	13,050,000		12,462,750
Royal Bank of Scotland Group PLC (United Kingdom) 7.64%, 3/29/49 [2,3]	19,450,000		18,866,500
State Street Capital Trust IV 1.85%, 6/15/77 [2]	10,920,000		9,391,200

			93,138,229

Chemicals — 0.61%
Kissner Milling Co., Ltd. (Canada) 7.25%, 6/1/19 [1,3]	13,468,000		14,006,720
Momentive Performance Materials, Inc. 11.50%, 12/1/16 [4,5,9]	4,540,000		—

			14,006,720

Commercial Services — 0.50%
AA Bond Co., Ltd. (Jersey) 5.50%, 7/31/22 [1]	9,000,000	[6]	11,519,767
Computers — 1.40%
DynCorp International, Inc. 11.88%, 11/30/20 [9,10]	24,592,777		18,198,655
Harland Clarke Holdings Corp. 9.75%, 8/1/18 [1,10]	13,500,000		13,871,250

			32,069,905

Diversified Financial Services — 0.00%
Rio Oil Finance Trust Series 2014-1 (Brazil) 9.25%, 7/6/24 [1,3]	4,464		4,073

Driehaus Active Income Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Entertainment — 1.46%
Isle of Capri Casinos, Inc. 8.88%, 6/15/20 [10]	$28,104,000	$29,719,980
Penn National Gaming, Inc. 5.88%, 11/1/21	3,581,000	3,697,383

		33,417,363

Healthcare - Products — 2.85%
ConvaTec Healthcare E S.A. (Luxembourg) 10.50%, 12/15/18 [1,3,10]	36,766,000	37,409,405
Sterigenics-Nordion Holdings LLC 6.50%, 5/15/23 [1,10]	26,862,000	27,936,480

		65,345,885

Healthcare - Services — 2.88%
inVentiv Health, Inc. 10.00%, 8/15/18 [1]	250,000	256,875
Kindred Healthcare, Inc. 8.00%, 1/15/20	15,000,000	15,262,500
Kindred Healthcare, Inc. 6.38%, 4/15/22 [10]	27,277,000	25,844,957
LifePoint Health, Inc. 5.88%, 12/1/23 [10]	23,786,000	24,677,975

		66,042,307

Insurance — 1.03%
Chubb Corp. 6.38%, 3/29/67 [2,10]	25,000,000	23,752,500
Media — 6.39%
Altice U.S. Finance I Corp. 5.50%, 5/15/26 [1]	13,000,000	13,357,500
CSC Holdings LLC 5.50%, 4/15/27 [1]	9,900,000	10,122,750
Neptune Finco Corp. 10.13%, 1/15/23 [1,10]	18,900,000	21,782,250
Neptune Finco Corp. 10.88%, 10/15/25 [1,10]	9,000,000	10,530,000
Sinclair Television Group, Inc. 5.63%, 8/1/24 [1,10]	15,810,000	16,165,725
Tribune Media Co. 5.88%, 7/15/22	3,705,000	3,748,997
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (Germany) 5.50%, 1/15/23 [1,3]	1,480,000	1,535,500
UPCB Finance IV Ltd. (Cayman Islands) 5.38%, 1/15/25 [1,3]	15,297,000	15,368,131
VTR Finance BV (Netherlands) 6.88%, 1/15/24 [1,3,10]	24,000,000	25,068,000

Driehaus Active Income Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Ziggo Secured Finance BV (Netherlands) 5.50%, 1/15/27 [1,3]	$29,000,000	$28,963,750

		146,642,603

Mining — 0.44%
Thompson Creek Metals Co., Inc. 9.75%, 12/1/17	5,550,000	5,608,414
Thompson Creek Metals Co., Inc. 7.38%, 6/1/18	4,400,000	4,466,000

		10,074,414

Miscellaneous Manufacturing — 2.08%
Amsted Industries, Inc. 5.00%, 3/15/22 [1,10]	44,000,000	44,220,000
Textron Financial Corp. 6.00%, 2/15/67 [1,2,10]	4,824,000	3,431,070

		47,651,070

Oil & Gas — 1.38%
Calumet Specialty Products Partners LP / Calumet Finance Corp. 6.50%, 4/15/21	7,536,000	6,160,680
Continental Resources, Inc. 4.90%, 6/1/44[10]	14,000,000	11,760,000
Newfield Exploration Co. 5.63%, 7/1/24	13,412,000	13,747,300

		31,667,980

Packaging & Containers — 0.53%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland) 4.63%, 5/15/23 [1,3]	8,000,000	8,040,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.13%, 7/15/23 [1]	4,000,000	4,130,000

		12,170,000

Pipelines — 1.21%
Enbridge Energy Partners LP 8.05%, 10/1/77 [2,10]	31,500,000	27,877,500
Real Estate Investment Trusts — 0.14%
Communications Sales & Leasing, Inc. / CSL Capital LLC 8.25%, 10/15/23	3,000,000	3,148,470
Restaurants — 0.51%
Ruby Tuesday, Inc. 7.63%, 5/15/20 [10]	12,500,000	11,843,750
Retail — 4.09%
Conn’s, Inc. 7.25%, 7/15/22 [9,10]	10,925,000	8,521,500
J.C. Penney Corp., Inc. 5.88%, 7/1/23 [1]	4,250,000	4,425,312

Driehaus Active Income Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21 [1,10]	$27,175,000	$22,691,125
Rite Aid Corp. 6.75%, 6/15/21 [10]	39,820,000	42,059,875
Rite Aid Corp. 6.13%, 4/1/23 [1,10]	15,000,000	16,187,550

		93,885,362

Telecommunications — 0.38%
Wind Acquisition Finance S.A. (Luxembourg) 4.75%, 7/15/20 [3,10]	8,770,000	8,835,775

Total CORPORATE BONDS (Cost $751,676,175)		743,715,833

CONVERTIBLE CORPORATE BONDS — 4.16%
Building Materials — 1.34%
Cemex S.A.B. de C.V. (Mexico) 3.75%, 3/15/18 [3,10]	27,500,000	30,868,750
Electrical Components & Equipment — 0.00%
Suntech Power Holdings Co., Ltd. (China) 3.00%, 3/15/17 [3,9,10]	27,872,000	1,394
Semiconductors — 1.18%
Microchip Technology, Inc. 1.63%, 2/15/25[1,10]	21,200,000	27,030,000
Software — 0.54%
Verint Systems, Inc. 1.50%, 6/1/21	13,057,000	12,371,507
Telecommunications — 1.10%
Ciena Corp. 3.75%, 10/15/18 [1,10]	19,931,000	25,212,715

Total CONVERTIBLE CORPORATE BONDS (Cost $116,016,578)		95,484,366

U.S. GOVERNMENT AND AGENCY SECURITIES — 0.32%
United States Treasury Note 2.00%, 8/15/25[10]	7,047,000	7,292,546

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $6,932,930)		7,292,546

COMMON STOCK — 24.62%
Auto Manufacturers — 0.81%
General Motors Co.[10]	584,824	18,579,858
Beverages — 0.25%
SABMiller PLC (United Kingdom) [3]	100,000	5,826,312
Chemicals — 0.26%
Syngenta A.G. ADR	68,215	5,975,634

Driehaus Active Income Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Commercial Services — 1.90%
Apollo Education Group, Inc. *8,10	5,474,528	$43,522,498
Distribution/Wholesale — 3.46%
Ingram Micro, Inc., Class A [10]	2,228,828	79,480,006
Electric — 2.04%
Westar Energy, Inc.	825,861	46,867,612
Entertainment — 11.29%
AMC Entertainment Holdings, Inc., Class A [8,10]	1,470,977	45,732,675
Carmike Cinemas, Inc. *8	1,735,011	56,717,510
Gaming and Leisure Properties, Inc. [10]	3,032,759	101,445,789
Pinnacle Entertainment, Inc. * 8,10	4,475,928	55,232,951

		259,128,925

Media — 3.46%
Charter Communications, Inc., Class A *10	—	97
TiVo, Inc. *	4,072,906	79,340,209

		79,340,306

Restaurants — 0.02%
Ruby Tuesday, Inc. *9	170,792	426,980
Retail — 1.13%
Rite Aid Corp. *10	3,388,091	26,054,420

Total COMMON STOCK (Cost $533,416,224)		565,202,551

CONVERTIBLE PREFERRED STOCK — 3.47%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow - B 5.25%, 3/6/34 [4,5,9]	475,000	—
General Motors Corp. Senior Convertible Preferred Escrow - C 6.25%, 12/15/12 [4,5,9]	11,790,650	—

		—

Environmental Control — 1.08%
Stericycle, Inc. 5.25%, 9/15/18	375,000	24,851,250
Investment Companies — 1.32%
Mandatory Exchangeable Trust 5.75%, 6/1/19 [1]	235,000	30,360,825
Pharmaceuticals — 1.07%
Teva Pharmaceutical Industries Ltd. (Israel) 7.00%, 12/15/18 [3]	30,000	24,399,276

Total CONVERTIBLE PREFERRED STOCK (Cost $84,007,085)		79,611,351

Driehaus Active Income Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
PREFERRED STOCKS — 1.58%
Banks — 1.58%
GMAC Capital Trust I 6.60%, 2/15/40 [2,10]	1,428,511	$36,298,464

Total PREFERRED STOCKS (Cost $38,235,282)		36,298,464

PURCHASED PUT OPTIONS — 0.23%
Alibaba Group Holding Ltd. ADR, Exercise Price: $30.00, Expiration Date: January, 2018*	1,500	60,750
Apollo Education Group, Inc., Exercise Price: $8.00, Expiration Date: January, 2017*	4,500	450,000
S&P 500 Index, Knock-in Rate: $1,855.00, Expiration Date: November, 2016*	53,645	2,405,069
S&P 500 Index, Knock-in Rate: $1,855.00, Expiration Date: November, 2016*	53,933	2,417,981

Total PURCHASED PUT OPTIONS (Premiums paid $5,490,093)		5,333,800

TOTAL INVESTMENTS (Cost $2,105,872,967)	90.96%	2,088,072,719
Other Assets less Liabilities	9.04%	207,619,130

Net Assets	100.00%	$2,295,691,849

Driehaus Active Income Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
SECURITIES SOLD SHORT — (12.00)%
CORPORATE BONDS — (6.21)%
Entertainment — (0.37)%
Scientific Games International, Inc. 7.00%, 1/1/22 [1]	$(8,000,000)	$(8,540,000)
Media — (0.65)%
CSC Holdings LLC 5.25%, 6/1/24	(15,660,000)	(14,955,300)
Oil & Gas — (0.97)%
ConocoPhillips Co. 2.88%, 11/15/21	(5,000,000)	(5,148,775)
ConocoPhillips Co. 3.35%, 11/15/24	(5,000,000)	(5,136,730)
Denbury Resources, Inc. 6.38%, 8/15/21	(5,327,000)	(4,021,885)
Devon Energy Corp. 3.25%, 5/15/22	(8,000,000)	(7,963,040)

		(22,270,430)

Oil & Gas Services — (0.85)%
National Oilwell Varco, Inc. 2.60%, 12/1/22	(20,575,000)	(19,473,065)
Packaging & Containers — (0.16)%
SIG Combibloc Holdings SCA (Luxembourg) 7.75%, 2/15/23	(3,000,000)[6]	(3,563,806)
Pipelines — (0.60)%
Enbridge Energy Partners LP 5.88%, 10/15/25	(12,000,000)	(13,844,064)
Sovereign — (2.61)%
Turkey Government International Bond (Turkey) 4.88%, 10/9/26 [3]	(58,500,000)	(59,830,290)

Total CORPORATE BONDS (Proceeds $135,752,553)		(142,476,955)

U.S. GOVERNMENT AND AGENCY SECURITIES — (1.36)%
United States Treasury Bond
3.00%, 11/15/44	(16,000,000)	(18,251,872)
3.00%, 5/15/45	(11,293,000)	(12,881,519)

		(31,133,391)

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Proceeds $28,485,439)		(31,133,391)

COMMON STOCK — (4.43)%
Building Materials — (0.28)%
Cemex S.A.B. de C.V. ADR*	(828,000)	(6,574,320)
Environmental Control — (0.79)%
Stericycle, Inc. *	(226,000)	(18,111,640)

Driehaus Active Income Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Internet — (1.13)%
Alibaba Group Holding Ltd. ADR*	(246,000)	$(26,024,340)
Media — 0.00%
Charter Communications, Inc., Class A *	—	(98)
Pharmaceuticals — (0.54)%
Teva Pharmaceutical Industries Ltd. ADR	(268,698)	(12,362,795)
Semiconductors — (0.87)%
Microchip Technology, Inc.	(322,000)	(20,009,080)
Software — (0.15)%
Verint Systems, Inc. *	(89,162)	(3,355,166)
Telecommunications — (0.67)%
Ciena Corp. *	(595,800)	(12,988,440)
FairPoint Communications, Inc. *	(159,463)	(2,396,729)

		(15,385,169)

Total COMMON STOCK (Proceeds $99,039,546)		(101,822,608)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $263,277,538)	(12.00)%	$(275,432,954)

*	Non-income producing security.
[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ ( the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[2]	Variable rate security. Rates disclosed as of September 30, 2016.
[3]	Foreign security denominated in U.S. dollars and traded on a U.S. exchange.
[4]	Security valued at fair value as determined in good faith by Driehaus Capital Management LLC (the “Adviser”), investment adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.
[5]	Security is in default.
[6]	Foreign security, par value shown in local currency.
[7]	Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at September 30, 2016. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
[8]	Affiliated company. (See Note C)
[9]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Adviser.
[10]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.

Percentages are stated as a percent of net assets.

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

September 30, 2016 (unaudited)

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Currency	Notional Amount(4)	Buy/Sell Protection(1)(2)	Pay (Receive) Fixed Rate	Expiration Date	Implied Credit Spread(3)	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)	Value

Bank of America	Ally Financial, Inc. 7.50%, 9/15/20	USD	10,000,000	Buy	5.00%	12/20/2018	1.20%	$(1,492,458)	$647,750	$(844,708)
Morgan Stanley	American Express Co. 5.50%, 9/12/16	USD	20,000,000	Buy	1.00	12/20/2016	0.10	263,406	(309,853)	(46,447)
Goldman Sachs	American Express Co. 5.50%, 9/12/16	USD	5,000,000	Buy	1.00	12/20/2016	0.10	61,174	(72,786)	(11,612)
Goldman Sachs	Anadarko Petroleum Corp. 6.95%, 6/15/19	USD	5,000,000	Buy	1.00	12/20/2020	1.54	726,985	(619,226)	107,759
JP Morgan	Anadarko Petroleum Corp. 6.95%, 6/15/19	USD	3,000,000	Buy	1.00	12/20/2020	1.54	446,586	(381,931)	64,655
JP Morgan	Anadarko Petroleum Corp. 6.95%, 6/15/19	USD	3,000,000	Buy	1.00	12/20/2020	1.54	487,229	(422,573)	64,656
Morgan Stanley	Anadarko Petroleum Corp. 6.95%, 6/15/19	USD	3,000,000	Buy	1.00	12/20/2020	1.54	506,728	(442,073)	64,655
Barclays	Anadarko Petroleum Corp. 6.95%, 6/15/19	USD	3,000,000	Buy	1.00	12/20/2020	1.54	215,516	(150,861)	64,655
Barclays	Banco Bilbao Vizcaya Argentaria SA 5 Year Subordinated Debt	EUR	5,000,000	Buy	1.00	3/20/2020	2.17	221,046	(246)	220,800
Barclays	Banco Bilbao Vizcaya Argentaria SA 5 Year Subordinated Debt	EUR	10,000,000	Buy	1.00	3/20/2020	2.17	458,796	(17,196)	441,600
Bank of America	Banco Bilbao Vizcaya Argentaria SA 5 Year Subordinated Debt	EUR	10,000,000	Buy	1.00	3/20/2020	2.17	397,363	44,237	441,600
Barclays	Banco Bilbao Vizcaya Argentaria SA 5 Year Senior Debt	EUR	(5,000,000)	Sell	(1.00)	3/20/2020	1.00	39,492	(37,588)	1,904
Barclays	Banco Bilbao Vizcaya Argentaria SA 5 Year Senior Debt	EUR	(10,000,000)	Sell	(1.00)	3/20/2020	1.00	62,054	(58,247)	3,807
Bank of America	Banco Bilbao Vizcaya Argentaria SA 5 Year Senior Debt	EUR	(10,000,000)	Sell	(1.00)	3/20/2020	1.00	84,333	(80,526)	3,807
Barclays	Banco Santander SA 5 Year Subordinated Debt	EUR	5,000,000	Buy	1.00	3/20/2020	2.18	218,619	4,644	223,263
Bank of America	Banco Santander SA 5 Year Subordinated Debt	EUR	10,000,000	Buy	1.00	3/20/2020	2.18	386,569	59,956	446,525
Bank of America	Banco Santander SA 5 Year Senior Debt	EUR	(10,000,000)	Sell	(1.00)	3/20/2020	1.04	84,333	(95,308)	(10,975)
Barclays	Banco Santander SA 5 Year Senior Debt	EUR	(5,000,000)	Sell	(1.00)	3/20/2020	1.04	33,862	(39,350)	(5,488)
Goldman Sachs	Bank of America Corp. 6.25%, 4/15/12	USD	10,000,000	Buy	1.00	12/20/2016	0.28	1,499,776	(1,519,079)	(19,303)
Bank of America	Citigroup, Inc. 6.13%, 5/15/18	USD	5,000,000	Buy	1.00	12/20/2016	0.25	432,520	(442,508)	(9,988)
Goldman Sachs	Citigroup, Inc. 6.13%, 5/15/18	USD	5,000,000	Buy	1.00	12/20/2016	0.25	379,663	(389,651)	(9,988)
JP Morgan	ConocoPhillips Company 5.90%, 10/15/32	USD	3,000,000	Buy	1.00	12/20/2020	1.08	293,043	(284,440)	8,603
JP Morgan	ConocoPhillips Company 5.90%, 10/15/32	USD	5,000,000	Buy	1.00	12/20/2020	1.08	673,047	(658,709)	14,338
Morgan Stanley	ConocoPhillips Company 5.90%, 10/15/32	USD	3,000,000	Buy	1.00	12/20/2020	1.08	327,105	(318,503)	8,602
JP Morgan	ConocoPhillips Company 5.90%, 10/15/32	USD	3,000,000	Buy	1.00	12/20/2020	1.08	285,850	(277,247)	8,603
JP Morgan	ConocoPhillips Company 5.90%, 10/15/32	USD	5,000,000	Buy	1.00	12/20/2020	1.08	457,091	(442,753)	14,338
Barclays	ConocoPhillips Company 5.90%, 10/15/32	USD	3,000,000	Buy	1.00	12/20/2020	1.08	92,233	(83,630)	8,603
Goldman Sachs	Devon Energy Corp. 7.95%, 4/15/32	USD	5,000,000	Buy	1.00	12/20/2020	1.56	877,992	(765,837)	112,155
Morgan Stanley	Devon Energy Corp. 7.95%, 4/15/32	USD	5,000,000	Buy	1.00	12/20/2020	1.56	1,068,817	(956,661)	112,156
Morgan Stanley	Devon Energy Corp. 7.95%, 4/15/32	USD	3,000,000	Buy	1.00	12/20/2020	1.56	605,992	(538,698)	67,294
Barclays	Devon Energy Corp. 7.95%, 4/15/32	USD	5,000,000	Buy	1.00	12/20/2020	1.56	1,103,689	(991,534)	112,155
JP Morgan	Hess Corp. 7.00%, 2/15/14	USD	8,000,000	Buy	1.00	6/20/2018	0.78	154,644	(187,082)	(32,438)
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Buy	1.00	6/20/2018	0.78	77,280	(93,500)	(16,220)
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Buy	1.00	6/20/2018	0.78	80,701	(96,920)	(16,219)

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

September 30, 2016 (unaudited)

Credit Default Swaps (continued)

Counterparty	Reference Instrument	Currency	Notional Amount(4)	Buy/Sell Protection(1)(2)	Pay (Receive) Fixed Rate	Expiration Date	Implied Credit Spread(3)	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)	Value

Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Buy	1.00%	6/20/2018	0.78%	$91,702	$(107,922)	$(16,220)
Credit Suisse	Hess Corp. 7.00%, 2/15/14	USD	20,000,000	Buy	1.00	9/20/2018	0.87	309,975	(366,136)	(56,161)
Goldman Sachs	Host Hotels & Resorts, Inc. 6.75%, 6/1/16	USD	10,000,000	Buy	1.00	12/20/2016	0.14	1,067,644	(1,090,079)	(22,435)
Goldman Sachs	Huntsman Corp. 11.50%, 7/15/12	USD	5,000,000	Buy	5.00	12/20/2016	0.65	124,119	(180,484)	(56,365)
Barclays	Intesa Sanpaolo SpA 5 Year Subordinated Debt	EUR	5,000,000	Buy	1.00	3/20/2020	2.83	202,397	140,384	342,781
Bank of America	Intesa Sanpaolo SpA 5 Year Subordinated Debt	EUR	10,000,000	Buy	1.00	3/20/2020	2.83	413,529	272,033	685,562
Barclays	Intesa Sanpaolo SpA 5 Year Senior Debt	EUR	(5,000,000)	Sell	(1.00)	3/20/2020	1.17	31,027	(61,312)	(30,285)
Bank of America	Intesa Sanpaolo SpA 5 Year Senior Debt	EUR	(10,000,000)	Sell	(1.00)	3/20/2020	1.17	84,333	(144,903)	(60,570)
Credit Suisse	J.C. Penney Corp., Inc. 6.38%, 10/15/36	USD	6,667,000	Buy	5.00	12/20/2016	0.52	700,035	(777,249)	(77,214)
Barclays	Nordstrom, Inc. 6.95%, 3/15/28	USD	2,850,000	Buy	1.00	12/20/2020	1.18	64,602	(43,975)	20,627
JP Morgan	Nordstrom, Inc. 6.95%, 3/15/28	USD	6,650,000	Buy	1.00	12/20/2020	1.18	135,159	(87,029)	48,130
JP Morgan	Nordstrom, Inc. 6.95%, 3/15/28	USD	1,900,000	Buy	1.00	12/20/2020	1.18	55,340	(41,589)	13,751
Goldman Sachs	Nordstrom, Inc. 6.95%, 3/15/28	USD	2,850,000	Buy	1.00	12/20/2020	1.18	83,041	(62,413)	20,628
Citigroup	Nordstrom, Inc. 6.95%, 3/15/28	USD	4,750,000	Buy	1.00	12/20/2020	1.18	134,249	(99,870)	34,379
JP Morgan	Nordstrom, Inc. 6.95%, 3/15/28	USD	2,850,000	Buy	1.00	12/20/2020	1.18	57,742	(37,115)	20,627
Bank of America	Nordstrom, Inc. 6.95%, 3/15/28	USD	4,750,000	Buy	1.00	12/20/2020	1.18	96,237	(61,859)	34,378
Barclays	Nordstrom, Inc. 6.95%, 3/15/28	USD	4,500,000	Buy	1.00	12/20/2020	1.18	50,731	(18,162)	32,569
Citigroup	Nordstrom, Inc. 6.95%, 3/15/28	USD	2,700,000	Buy	1.00	12/20/2020	1.18	24,386	(4,845)	19,541
Morgan Stanley	Pitney Bowes, Inc. 6.25%, 3/15/19	USD	5,000,000	Buy	1.00	12/20/2016	0.14	244,614	(255,808)	(11,194)
Goldman Sachs	Saks, Inc. 2.00%, 3/15/24	USD	10,000,000	Buy	5.00	12/20/2016	0.11	406,250	(531,391)	(125,141)
Goldman Sachs	The Markit CDX NA High Yield Series 17 Index	USD	13,600,000	Buy	5.00	12/20/2016	0.98	1,437,500	(1,580,818)	(143,318)
Bank of America	The Markit CDX NA High Yield Series 17 Index	USD	4,800,000	Buy	5.00	12/20/2016	0.98	528,000	(578,581)	(50,581)
Goldman Sachs	The Markit iTraxx Europe Crossover IndexSeries 19	EUR	23,500,000	Buy	5.00	6/20/2018	0.73	(1,536,927)	(450,447)	(1,987,374)
Goldman Sachs	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Buy	5.00	12/20/2018	1.26	(2,134,040)	1,184,805	(949,235)
Morgan Stanley	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Buy	5.00	12/20/2018	1.26	(2,137,029)	1,187,794	(949,235)
Morgan Stanley	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Buy	5.00	12/20/2018	1.26	(2,252,200)	1,302,966	(949,234)
Goldman Sachs	The Markit iTraxx Europe Crossover IndexSeries 22	EUR	15,619,890	Buy	5.00	12/20/2019	2.43	(1,251,770)	(160,985)	(1,412,755)
Barclays	UniCredit SpA 5 Year Subordinated Debt	EUR	5,000,000	Buy	1.00	3/20/2020	3.75	469,337	37,010	506,347
Barclays	UniCredit SpA 5 Year Subordinated Debt	EUR	10,000,000	Buy	1.00	3/20/2020	3.75	914,405	98,288	1,012,693
Bank of America	UniCredit SpA 5 Year Subordinated Debt	EUR	10,000,000	Buy	1.00	3/20/2020	3.75	859,000	153,694	1,012,694
Barclays	UniCredit SpA 5 Year Senior Debt	EUR	(5,000,000)	Sell	(1.00)	3/20/2020	1.54	(52,853)	(47,925)	(100,778)
Barclays	UniCredit SpA 5 Year Senior Debt	EUR	(10,000,000)	Sell	(1.00)	3/20/2020	1.54	(105,835)	(95,721)	(201,556)
Bank of America	UniCredit SpA 5 Year Senior Debt	EUR	(10,000,000)	Sell	(1.00)	3/20/2020	1.54	(83,273)	(118,284)	(201,557)
JP Morgan	Weatherford International PLC 4.50%, 4/15/22	USD	3,500,000	Buy	1.00	12/20/2020	6.67	1,120,000	(404,014)	715,986
Barclays	Weatherford International PLC 4.50%, 4/15/22	USD	3,000,000	Buy	1.00	12/20/2020	6.67	1,080,000	(466,297)	613,703

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

September 30, 2016 (unaudited)

Credit Default Swaps (continued)

Counterparty	Reference Instrument	Currency	Notional Amount(4)	Buy/Sell Protection(1)(2)	Pay (Receive) Fixed Rate	Expiration Date	Implied Credit Spread(3)	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)	Value

Barclays	Weatherford International PLC 4.50%, 4/15/22	USD	4,000,000	Buy	1.00%	12/20/2020	6.67%	$1,280,000	$(461,730)	$818,270
Barclays	Weatherford International PLC 4.50%, 4/15/22	USD	2,000,000	Buy	1.00	12/20/2020	6.67	520,000	(110,865)	409,135

TOTAL CREDIT DEFAULT SWAPS								$14,642,503	$(14,088,763)	$553,740

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
[2]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
[3]	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
[4]	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

EUR - Euro

USD - United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

September 30, 2016 (unaudited)

SWAP CONTRACTS

Total Return Swaps

Counterparty	Reference Index	Currency	Notional Amount	Pay/Receive Total Return on Reference Index	Financing Rate[2]	Maturity Date	Unrealized Appreciation/ (Depreciation)

Goldman Sachs	Goldman Sachs Catch-Up Energy Index[3]	USD	76,835	See Note 1	1-Month USD-LIBOR plus 1.40%	8/18/2020	$(139,511)
Goldman Sachs	Goldman Sachs Stable Energy Index[4]	USD	101,538	See Note 1	1-Month USD-LIBOR plus 1.40%	8/18/2020	241,000

TOTAL TOTAL RETURN SWAPS							$101,489

[1]	The Fund pays the financing rate. The Fund receives payment from the counterparty if the value of the total return of the reference index has increased and makes payment if the value has decreased.
[2]	Financing rate is based upon predetermined notional amounts.
[3]	The Goldman Sachs Catch-Up Energy Index is a customized index comprised of 5 U.S. energy equity securities.
[4]	The Goldman Sachs Stable Energy Index is a customized index comprised of 5 U.S. energy equity securities.

USD - United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

September 30, 2016 (unaudited)

SWAPTIONS

Interest Rate Swaptions

Counterparty	Floating Rate Index	Currency	Notional Amount	Pay/Receive Fixed Rate	Exercise Rate	Expiration Date	Premium Paid/ (Received)	Market Value

Morgan Stanley	3-Month USD-LIBOR-BBA	USD	31,000,000	Pay	1.24%	10/27/2016	$219,952	$116,464
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	24,000,000	Pay	1.34	10/27/2016	236,988	146,796
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	18,000,000	Pay	1.47	10/27/2016	251,457	188,994

Total Interest Rate Swaptions							708,397	452,254

TOTAL SWAPTIONS							$708,397	$452,254

USD - United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

September 30, 2016 (unaudited)

FUTURES CONTRACTS

Futures Contracts	Number of Contracts (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)

U.S. 5 Year Treasury Note	(2,339)	December 2016	$(613,356)
U.S. 10 Year Treasury Note	(480)	December 2016	(62,722)

TOTAL FUTURES CONTRACTS			$(676,078)

See accompanying Notes to Schedule of Investments.

Driehaus Active Income Fund

Schedule of Investments

September 30, 2016 (unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Value at September 30, 2016	Unrealized Appreciation (Depreciation)
Goldman Sachs	USD	11,588,368	GBP	8,800,000	December 1, 2016	$(11,422,262)	$166,106
Goldman Sachs	USD	8,439,675	EUR	7,500,000	December 1, 2016	(8,450,380)	(10,705)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(19,872,642)	$155,401

EUR = Euro

GBP = British Pound

USD = United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Select Credit Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
BANK LOANS — 25.23%
Entertainment — 4.90%
Vivid Seats Ltd. 7.00%, 3/1/22 [2,6]	$4,443,750	$4,460,414
Insurance — 4.76%
Asurion LLC 8.50%, 3/3/21 [2,6]	4,350,000	4,337,298
Internet — 3.08%
EIG Investors Corp. 6.00%, 2/9/23 [2,6]	3,000,000	2,805,000
Leisure Time — 4.85%
Equinox Holdings, Inc. 9.75%, 7/31/20 [2,6]	4,398,824	4,417,167
Software — 7.64%
Applied Systems, Inc. 7.50%, 1/23/22 [2,6]	4,393,846	4,441,915
RP Crown Parent LLC 11.25%, 12/21/19 [2,6]	2,500,000	2,521,100

		6,963,015

Total BANK LOANS (Cost $22,662,612)		22,982,894

CORPORATE BONDS — 38.29%
Airlines — 4.00%
Gol LuxCo SA (Luxembourg) 8.88%, 1/24/22 [3,8]	5,850,000	3,639,090
Banks — 7.40%
PNC Capital Trust C 1.41%, 6/1/28 [2,8]	2,500,000	2,350,000
Royal Bank of Scotland Group PLC (United Kingdom) 7.64%, 3/29/49 [2,3,8]	3,450,000	3,346,500
State Street Capital Trust IV 1.85%, 6/15/77 [2]	1,213,000	1,043,180

		6,739,680

Chemicals — 0.00%
Momentive Performance Materials, Inc. 11.50%, 12/1/16 [4,5,7]	5,530,000	—
Healthcare - Products — 3.18%
ConvaTec Healthcare E S.A. (Luxembourg) 10.50%, 12/15/18 [1,3,8]	2,850,000	2,899,875
Healthcare - Services — 4.42%
inVentiv Health, Inc. 10.00%, 8/15/18 [1,8]	250,000	256,875

Driehaus Select Credit Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Kindred Healthcare, Inc. 6.38%, 4/15/22 [8]	$3,973,000	$3,764,418

		4,021,293

Media — 3.94%
Neptune Finco Corp. 10.13%, 1/15/23 [1,8]	2,100,000	2,420,250
Neptune Finco Corp. 10.88%, 10/15/25 [1,8]	1,000,000	1,170,000

		3,590,250

Mining — 0.78%
Thompson Creek Metals Co., Inc. 9.75%, 12/1/17 [8]	98,000	99,031
Thompson Creek Metals Co., Inc. 7.38%, 6/1/18 [8]	600,000	609,000

		708,031

Restaurants — 1.56%
Ruby Tuesday, Inc. 7.63%, 5/15/20 [8]	1,500,000	1,421,250
Retail — 8.18%
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21 [1,8]	5,050,000	4,216,750
Rite Aid Corp. 6.13%, 4/1/23 [1,8]	3,000,000	3,237,510

		7,454,260

Telecommunications — 4.83%
FairPoint Communications, Inc. 8.75%, 8/15/19 [1,8]	4,310,000	4,396,200

Total CORPORATE BONDS (Cost $41,461,729)		34,869,929

CONVERTIBLE CORPORATE BONDS — 0.01%
Electrical Components & Equipment — 0.00%
Suntech Power Holdings Co., Ltd. (China) 3.00%, 3/15/17 [3,5,7,8]	4,000,000	200
Mining — 0.01%
Great Western Minerals Group Ltd. (Canada) 8.00%, 4/6/17 [3,5,7]	2,000,000	5,000

Total CONVERTIBLE CORPORATE BONDS (Cost $5,991,108)		5,200

U.S. GOVERNMENT AND AGENCY SECURITIES — 4.08%
United States Treasury Bond 3.00%, 5/15/45 [8]	2,130,000	2,428,532

Driehaus Select Credit Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
United States Treasury Note 2.00%, 8/15/25 [8]	$1,243,000	$1,286,311

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $3,435,561)		3,714,843

COMMON STOCK — 21.80%
Distribution/Wholesale — 2.57%
Ingram Micro, Inc., Class A [8]	65,618	2,339,938
Electric — 0.97%
Westar Energy, Inc. [8]	15,500	879,625
Entertainment — 15.44%
AMC Entertainment Holdings, Inc., Class A [8]	96,177	2,990,143
Carmike Cinemas, Inc.*	139,842	4,571,435
Gaming and Leisure Properties, Inc. [8]	120,082	4,016,743
Pinnacle Entertainment, Inc.* [8]	201,055	2,481,019

		14,059,340

Media — 1.39%
TiVo, Inc. * [8]	65,038	1,266,940
Retail — 1.43%
Rite Aid Corp. * [8]	169,887	1,306,431

Total COMMON STOCK (Cost $18,560,152)		19,852,274

CONVERTIBLE PREFERRED STOCK — 3.12%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow - C 7.25%, 4/15/14 [4,5,7]	94,958	—
Pharmaceuticals — 3.12%
Teva Pharmaceutical Industries Ltd. (Israel) 7.00%, 12/15/18 [3,8]	3,500	2,846,582

Total CONVERTIBLE PREFERRED STOCK (Cost $3,461,662)		2,846,582

PURCHASED CALL OPTIONS — 0.31%
S&P 500 Index, Exercise Price: $2,200.00, Expiration Date: November, 2016*	150	285,750

Total PURCHASED CALL OPTIONS (Premiums paid $280,956)		285,750

TOTAL INVESTMENTS (Cost $95,853,780)	92.84%	84,557,472
Other Assets less Liabilities	7.16%	6,516,586

Net Assets	100.00%	$91,074,058

Driehaus Select Credit Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
SECURITIES SOLD SHORT — (19.63)%
CORPORATE BONDS — (9.97)%
Media — (1.82)%
CSC Holdings LLC 5.25%, 6/1/24	$(1,740,000)	$(1,661,700)
Oil & Gas — (0.98)%
Denbury Resources, Inc. 6.38%, 8/15/21	(1,179,000)	(890,145)
Oil & Gas Services — (2.68)%
National Oilwell Varco, Inc. 2.60%, 12/1/22	(1,925,000)	(1,821,903)
Weatherford International Ltd. (Bermuda) 5.13%, 9/15/20 [3]	(662,000)	(615,660)

		(2,437,563)

Sovereign — (4.49)%
Turkey Government International Bond (Turkey) 4.88%, 10/9/26 [3]	(4,000,000)	(4,090,960)

Total CORPORATE BONDS (Proceeds $8,986,017)		(9,080,368)

U.S. GOVERNMENT AND AGENCY SECURITIES — (2.63)%
United States Treasury Bond 3.00%, 11/15/44	(2,100,000)	(2,395,558)

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Proceeds $2,262,505)		(2,395,558)

COMMON STOCK — (7.03)%
Banks — (2.98)%
BOK Financial Corp.	(39,310)	(2,711,210)
Pharmaceuticals — (1.42)%
Teva Pharmaceutical Industries Ltd. ADR	(28,178)	(1,296,470)
Telecommunications — (2.63)%
FairPoint Communications, Inc. *	(159,195)	(2,392,701)

Total COMMON STOCK (Proceeds $6,671,008)		(6,400,381)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $17,919,530)	(19.63)%	$(17,876,307)

Driehaus Select Credit Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
WRITTEN CALL OPTIONS — (0.12)%
S&P 500 Index, Exercise Price: $2,250.00, Expiration Date: November, 2016*	(300)	$(105,000)

Total WRITTEN CALL OPTIONS (Premiums received $149,088)		(105,000)

TOTAL WRITTEN CALL OPTIONS (Premiums received $149,088)	(0.12)%	$(105,000)

*	Non-income producing security.
[1]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[2]	Variable rate security. Rates disclosed as September 30, 2016.
[3]	Foreign security denominated in U.S. dollars and traded on a U.S. exchange.
[4]	Security valued at fair value as determined in good faith by Driehaus Capital Management LLC (the “Adviser”), investment adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.
[5]	Security is in default.
[6]	Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at September 30, 2016. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the states maturities shown.
[7]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Adviser.
[8]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.

Percentages are stated as a percent of net assets.

See accompanying Notes to Schedule of Investments.

Driehaus Select Credit Fund

Schedule of Investments

September 30, 2016 (unaudited)

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Currency	Notional Amount(4)	Buy/Sell Protection(1)(2)	Pay (Receive) Fixed Rate	Expiration Date	Implied Credit Spread(3)	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value

Goldman Sachs	Banco Bilbao Vizcaya Argentaria SA 5 Year Subordinated Debt	EUR	5,000,000	Buy	1.00%	3/20/2020	2.17%	$207,316	$13,484	$220,800
Bank of America	Banco Bilbao Vizcaya Argentaria SA 5 Year Subordinated Debt	EUR	2,500,000	Buy	1.00	9/20/2020	1.00	179,266	(36,609)	142,657
Goldman Sachs	Banco Bilbao Vizcaya Argentaria SA 5 Year Senior Debt	EUR	(5,000,000)	Sell	(1.00)	3/20/2020	2.32	42,280	(40,377)	1,903
Bank of America	Banco Bilbao Vizcaya Argentaria SA 5 Year Senior Debt	EUR	(2,500,000)	Sell	(1.00)	9/20/2020	1.09	(23,319)	14,074	(9,245)
Goldman Sachs	Banco Santander SA 5 Year Subordinated Debt	EUR	5,000,000	Buy	1.00	3/20/2020	2.18	207,316	15,946	223,262
Bank of America	Banco Santander SA 5 Year Subordinated Debt	EUR	2,500,000	Buy	1.00	9/20/2020	1.14	172,853	(30,633)	142,220
Goldman Sachs	Banco Santander SA 5 Year Senior Debt	EUR	(5,000,000)	Sell	(1.00)	3/20/2020	1.04	42,280	(47,767)	(5,487)
Bank of America	Banco Santander SA 5 Year Senior Debt	EUR	(2,500,000)	Sell	(1.00)	9/20/2020	2.32	(20,594)	6,190	(14,404)
Credit Suisse	Hess Corp. 7.00%, 2/15/14	USD	5,000,000	Buy	1.00	9/20/2018	0.87	77,494	(91,534)	(14,040)
Barclays	Nordstrom, Inc.
	6.95%, 3/15/28	USD	150,000	Buy	1.00	12/20/2020	1.18	3,400	(2,314)	1,086
JP Morgan	Nordstrom, Inc. 6.95%, 3/15/28	USD	350,000	Buy	1.00	12/20/2020	1.18	7,114	(4,581)	2,533
JP Morgan	Nordstrom, Inc. 6.95%, 3/15/28	USD	100,000	Buy	1.00	12/20/2020	1.18	2,913	(2,189)	724
Goldman Sachs	Nordstrom, Inc. 6.95%, 3/15/28	USD	150,000	Buy	1.00	12/20/2020	1.18	4,370	(3,285)	1,085
Citigroup	Nordstrom, Inc. 6.95%, 3/15/28	USD	250,000	Buy	1.00	12/20/2020	1.18	7,066	(5,256)	1,810
Citigroup	Nordstrom, Inc. 6.95%, 3/15/28	USD	300,000	Buy	1.00	12/20/2020	1.18	2,710	(538)	2,172
JP Morgan	Nordstrom, Inc. 6.95%, 3/15/28	USD	150,000	Buy	1.00	12/20/2020	1.18	3,039	(1,953)	1,086
Bank of America	Nordstrom, Inc. 6.95%, 3/15/28	USD	250,000	Buy	1.00	12/20/2020	1.18	5,065	(3,256)	1,809
Barclays	Nordstrom, Inc. 6.95%, 3/15/28	USD	500,000	Buy	1.00	12/20/2020	1.18	5,637	(2,018)	3,619
JP Morgan	Weatherford International Ltd. 4.50%, 4/15/22	USD	1,500,000	Buy	1.00	12/20/2020	6.67	480,000	(173,149)	306,851

Total Credit Default Swaps								1,406,206	(395,765)	1,010,441

Total Swap Contracts								$1,406,206	$(395,765)	$1,010,441

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
[2]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
[3]	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
[4]	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

EUR - Euro

USD - United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Select Credit Fund

Schedule of Investments

September 30, 2016 (unaudited)

SWAPTIONS

Interest Rate Swaptions

Counterparty	Floating Rate Index	Currency	Notional Amount	Pay/Receive Fixed Rate	Exercise Rate	Expiration Date	Premium Paid/ (Received)	Market Value
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	200,000	Pay	1.47%	10/27/2016	$2,794	$2,100
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	500,000	Pay	1.24	10/27/2016	3,548	1,878
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	100,000	Pay	1.34	10/27/2016	987	612

Total Interest Rate Swaptions							7,329	4,590

TOTAL SWAPTIONS							$7,329	$4,590

USD - United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Select Credit Fund

Schedule of Investments

September 30, 2016 (unaudited)

SWAP CONTRACTS

Total Return Swaps

Counterparty	Reference Index	Currency	Notional Amount	Pay/Receive Total Return on Reference Index	Financing RateB	Maturity Date	Unrealized Appreciation/ (Depreciation)

Goldman Sachs	Goldman Sachs Catch-Up Energy IndexC	USD	4,457	See Note A	1-Month USD-LIBOR plus 1.40%	8/18/2020	$(7,833)
Goldman Sachs	Goldman Sachs Stable Energy IndexD	USD	5,918	See Note A	1-Month USD-LIBOR plus 1.40%	8/18/2020	14,166

TOTAL TOTAL RETURN SWAPS							$6,333

A	The Fund pays the financing rate. The Fund receives payment from the counterparty if the value of the total return of the reference index has increased and makes payment if the value has decreased.
B	Financing rate is based upon predetermined notional amounts.
C	The Goldman Sachs Catch-Up Energy Index is a customized index comprised of 5 U.S. equity energy securities.
D	The Goldman Sachs Stable Energy Index is a customized index comprised of 5 U.S. equity energy securities.

USD - United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Select Credit Fund

Schedule of Investments

September 30, 2016 (unaudited)

FUTURES CONTRACTS

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)

U.S. 5 Year Treasury Note	(63)	December 2016	$(16,882)
U.S. 10 Year Treasury Note	(12)	December 2016	(1,716)

TOTAL FUTURES CONTRACTS			$(18,598)

See accompanying Notes to Schedule of Investments.

Driehaus Event Driven Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
BANK LOANS — 4.10%
Insurance — 2.22%
Lonestar Intermediate Super Holdings LLC 10.00%, 8/10/21 [1,7]	$5,000,000	$4,978,125
Internet — 1.88%
EIG Investors Corp. 6.00%, 2/9/23 [1,7]	4,500,000	4,207,500

Total BANK LOANS (Cost $9,157,833)		9,185,625

CORPORATE BONDS — 13.15%
Banks — 11.32%
PNC Capital Trust C 1.41%, 6/1/28 [1,6]	11,636,000	10,937,840
PNC Preferred Funding Trust II 2.07%, 3/29/49 [1,2,6]	6,350,000	6,064,250
Royal Bank of Scotland Group PLC (United Kingdom) 7.64%, 3/29/49 [1]	8,600,000	8,342,000

		25,344,090

Healthcare - Services — 1.83%
inVentiv Health, Inc. 10.00%, 8/15/18 [2]	4,000,000	4,110,000

Total CORPORATE BONDS (Cost $28,115,084)		29,454,090

COMMON STOCK — 78.75%
Beverages — 4.97%
SABMiller PLC (United Kingdom)	191,000	11,128,257
Biotechnology — 4.33%
Blueprint Medicines Corp. *5,6	310,000	9,207,000
Sunesis Pharmaceuticals, Inc. *	112,500	491,625

		9,698,625

Chemicals — 2.67%
Syngenta A.G. ADR (Switzerland)	68,214	5,975,546
Commercial Services — 3.57%
Apollo Education Group, Inc. *6	1,005,865	7,996,627
Computers — 0.97%
CSRA, Inc.	81,000	2,178,900
Distribution/Wholesale — 4.41%
Ingram Micro, Inc., Class A [6]	277,022	9,878,605
Electric — 4.90%
Westar Energy, Inc.	193,100	10,958,425
Entertainment — 29.56%
AMC Entertainment Holdings, Inc., Class A	480,934	14,952,238
Carmike Cinemas, Inc. *	555,725	18,166,650
Gaming and Leisure Properties, Inc. [6]	609,324	20,381,888

Driehaus Event Driven Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Pinnacle Entertainment, Inc. *6	1,027,760	$12,682,558

		66,183,334

Food — 2.91%
Ingredion, Inc.	49,000	6,519,940
Healthcare - Services — 0.99%
Natera, Inc. *	200,000	2,222,000
Internet — 4.87%
LinkedIn Corp. *6	57,000	10,893,840
Media — 10.51%
Altice NV, Class A (Netherlands) *6	497,999	8,933,997
TiVo, Inc. *	749,669	14,603,552

		23,537,549

Pharmaceuticals — 2.65%
Aclaris Therapeutics, Inc. *	37,457	959,274
Flexion Therapeutics, Inc. *6	174,700	3,413,638
MyoKardia, Inc. *	74,750	1,221,415
Sarepta Therapeutics, Inc. *	5,556	341,194

		5,935,521

Software — 1.44%
Press Ganey Holdings, Inc. *	80,000	3,232,000

Total COMMON STOCK (Cost $162,027,956)		176,339,169

CONVERTIBLE PREFERRED STOCK — 1.82%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow - B 5.25%, 3/6/34 [3,4,5]	25,000	—
General Motors Corp. Senior Convertible Preferred Escrow - C 7.25%, 4/15/41 [3,4,5]	162,750	—

		—

Pharmaceuticals — 1.82%
Teva Pharmaceutical Industries Ltd. (Israel) 7.00%, 12/15/18	5,000	4,066,546

Total CONVERTIBLE PREFERRED STOCK (Cost $5,001,878)		4,066,546

PURCHASED CALL OPTIONS — 0.01%
Halliburton Co., Exercise Price: $60.00, Expiration Date: January, 2017*	2,500	15,000

Total PURCHASED CALL OPTIONS (Premiums paid $720,096)		15,000

PURCHASED PUT OPTIONS — 0.07%
Apollo Education Group, Inc., Exercise Price: $8.00, Expiration Date: January, 2017*	1,250	125,000

Driehaus Event Driven Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
Wynn Resorts Ltd., Exercise Price: $55.00, Expiration Date: January, 2017*	1,100	$35,200

Total PURCHASED PUT OPTIONS (Premiums paid $422,175)		160,200

TOTAL INVESTMENTS (Cost $205,445,022)	97.90%	219,220,630
Other Assets less Liabilities	2.10%	4,695,825

Net Assets	100.00%	$223,916,455

Driehaus Event Driven Fund

Schedule of Investments

September 30, 2016 (unaudited)

	Shares, Principal Amount, or Number of Contracts	Value
SECURITIES SOLD SHORT — (13.63)%
U.S. GOVERNMENT AND AGENCY SECURITY — (5.75)%
United States Treasury Note 1.50%, 8/15/26	$(13,000,000)	$(12,874,576)

Total U.S. GOVERNMENT AND AGENCY SECURITY (Proceeds $12,914,688)		(12,874,576)

COMMON STOCK — (3.54)%
Banks — (2.57)%
BOK Financial Corp.	(83,556)	(5,762,857)
Pharmaceuticals — (0.97)%
Teva Pharmaceutical Industries Ltd. ADR	(47,000)	(2,162,470)

Total COMMON STOCK (Proceeds $6,872,593)		(7,925,327)

EXCHANGE-TRADED FUNDS — (4.34)%
SPDR S&P Biotech ETF	(1,500)	(99,435)
Vanguard REIT ETF	(111,000)	(9,628,140)
		(9,727,575)

Total EXCHANGE-TRADED FUNDS (Proceeds $9,565,747)		(9,727,575)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $29,353,028)	(13.63)%	$(30,527,478)

*	Non-income producing security.
[1]	Variable rate security. Rates disclosed as of September 30, 2016.
[2]	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by Driehaus Mutual Funds’ (the “Trust”) Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[3]	Security valued at fair value as determined in good faith by Driehaus Capital Management LLC (the “Adviser”), investment adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.
[4]	Security is in default.
[5]	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Adviser.
[6]	All or a portion of this security is pledged as collateral for short sales or derivatives transactions.
[7]	Bank loans in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain bank loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at September 30, 2016. Bank loans generally are subject to mandatory and/or optional repayment. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

Percentages are stated as a percent of net assets.

See accompanying Notes to Schedule of Investments.

Driehaus Event Driven Fund

Schedule of Investments

September 30, 2016 (unaudited)

SWAP CONTRACTS

Total Return Swaps

Counterparty	Reference Index	Currency	Notional Amount	Pay/Receive Total Return on Reference Index	Financing Rate[2]	Maturity Date		Unrealized Appreciation/ (Depreciation)
Goldman Sachs	Goldman Sachs Custom Biotech Index[3]	USD	(73,601)	See Note 1	1-Month USD-LIBOR minus 1.55%	8/18/2020		$(194,454)
Goldman Sachs	SPDR S&P Biotech ETF[4]	USD	(80,675)	See Note 1	1-Month USD-LIBOR minus 1.55%	n/a	[5]	$119,399

TOTAL TOTAL RETURN SWAPS								$(75,055)

[1]	The Fund pays the financing rate. The Fund receives payment from the counterparty if the value of the total return of the reference index has decreased and makes payment if the value has increased.
[2]	Financing rate is based upon predetermined notional amounts.
[3]	The Goldman Sachs Custom Biotech Index is a customized index comprised of 25 U.S. biotech equity securities.
[4]	The SPDR S&P Biotech ETF is a customized index comprised of 85 U.S. biotech equity securities.
[5]	Perpetual Security.

USD - United States Dollar

See accompanying Notes to Schedule of Investments.

Driehaus Event Driven Fund

Schedule of Investments

September 30, 2016 (unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Value at September 30, 2016	Unrealized Appreciation (Depreciation)
Goldman Sachs	USD	11,038,700	GBP	8,350,000	December 1, 2016	$(10,838,169)	$200,531
Goldman Sachs	USD	7,070,159	EURO	6,250,000	December 1, 2016	(7,041,984)	28,175

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS
						$(17,880,153)	$228,706

See accompanying Notes to Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited)

A.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company under the Investment Company Act of 1940, as amended, organized as a Delaware statutory trust, with eight separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013 and amended as of June 4, 2015, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The Driehaus Active Income Fund (the “Active Income Fund”) commenced operations on June 1, 2009 following the receipt of the assets and liabilities of the Lotsoff Capital Management Active Income Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund. The reorganization was accomplished by a tax-free exchange of Acquired Fund shares for an equal number of shares of the Active Income Fund as of June 1, 2009. The Active Income Fund seeks to provide current income and capital appreciation. The Active Income Fund was closed to new investors as of March 1, 2011. The Driehaus Select Credit Fund (the “Select Credit Fund”) commenced operations on September 30, 2010. The Select Credit Fund seeks to provide positive returns under a variety of market conditions. The Select Credit Fund was closed to new investors as of January 31, 2014, and was opened to new investors as of June 7, 2016. The Driehaus Event Driven Fund (the “Event Driven Fund” and together with the Active Income Fund and Select Credit Fund, the “Funds”) commenced operations on August 26, 2013, following the receipt of the assets and liabilities of the Driehaus Credit Opportunities Fund, L.P. The Event Driven Fund seeks to provide positive returns over full market cycles.

Significant Accounting Policies

The presentation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

The Funds, which are investment companies within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Securities Valuation

Investments in securities traded on a national securities exchange, including exchange-traded futures and options, are valued at the last reported sales or settlement price on the day of valuation and are generally classified as level 1. Securities traded on the Nasdaq markets are valued at the Nasdaq Official Closing Price (“NOCP”) and are generally classified as level 1. Exchange-traded securities for which no sale was reported and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the closing bid and ask prices from the exchange the security is primarily traded on and are generally classified as level 1. Long-term fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service. The pricing service provider may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other techniques. Such techniques generally consider factors such as composite security prices, yields, maturities, call features, credit ratings and developments relating to specific securities, in arriving at valuations. Fixed income securities are generally classified as level 2. Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. These securities are generally classified as level 2. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees and are generally classified as level 3. Under these procedures, the Funds primarily employ a market-based approach, which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and such differences could be material.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 – quoted prices for active markets for identical securities

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Funds adopted the FASB amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. During the period ended September 30, 2016, there were no transfers between levels for the Active Income Fund, Select Credit Fund and Event Driven Fund. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Active Income Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$—	$224,776	$—	$224,776
Bank Loans	—	554,909,032	—	554,909,032
Common Stocks
Auto Manufacturers	18,579,858	—	—	18,579,858
Beverages	5,826,312	—	—	5,826,312
Chemicals	5,975,634	—	—	5,975,634
Commercial Services	43,522,498	—	—	43,522,498
Distribution/Wholesale	79,480,006	—	—	79,480,006
Electric	46,867,612	—	—	46,867,612
Entertainment	259,128,925	—	—	259,128,925
Media	79,340,306	—	—	79,340,306
Restaurants	426,980	—	—	426,980
Retail	26,054,420	—	—	26,054,420
Convertible Corporate Bonds	—	95,484,366	—	95,484,366
Convertible Preferred Stocks
Auto Manufacturers	—	—	0	0
Environmental Control	24,851,250	—	—	24,851,250
Investment Companies	—	30,360,825	—	30,360,825
Pharmaceuticals	24,399,276	—	—	24,399,276
Corporate Bonds	—	743,715,833	0	743,715,833
Preferred Stocks
Banks	36,298,464	—	—	36,298,464
Purchased Put Options	5,333,800	—	—	5,333,800
U.S. Government and Agency Securities	—	7,292,546	—	7,292,546

Total	$656,085,341	$1,431,987,378	$0	$2,088,072,719

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

	Level 1	Level 2	Level 3	Total
Liabilities
Common Stocks Sold Short
Building Materials	$(6,574,320)	$—	$—	$(6,574,320)
Environmental Control	(18,111,640)	—	—	(18,111,640)
Internet	(26,024,340)	—	—	(26,024,340)
Media	(98)	—	—	(98)
Pharmaceuticals	(12,362,795)	—	—	(12,362,795)
Semiconductors	(20,009,080)	—	—	(20,009,080)
Software	(3,355,166)	—	—	(3,355,166)
Telecommunications	(15,385,169)	—	—	(15,385,169)
Corporate Bonds Sold Short	—	(142,476,955)	—	(142,476,955)
U.S. Government and Agency Securities Sold Short	—	(31,133,391)	—	(31,133,391)

Total	$(101,822,608)	$(173,610,346)	$—	$(275,432,954)

Other Financial Instruments*
Credit Default Swaps - Assets	$—	$30,822,449	$—	$30,822,449
Credit Default Swaps - Liabilities	—	(30,268,709)	—	(30,268,709)
Forward Foreign Currency Contracts - Assets	—	166,106	—	166,106
Forward Foreign Currency Contracts - Liabilities	—	(10,705)	—	(10,705)
Futures Contracts	(676,078)	—	—	(676,078)
Interest Rate Swaptions	—	452,254	—	452,254
Total Return Swap - Assets	—	241,000	—	241,000
Total Return Swap - Liabilities	—	(139,511)	—	(139,511)

Total Other Financial Instruments	$(676,078)	$1,262,884	$—	$586,806

*	Other financial instruments are swap, forward foreign currency and futures contracts and interest rate swaptions, which are detailed in the Schedule of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Active Income Fund:

Investments, at Value
Balance as of December 31, 2015	$0
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Purchase	—
Sales	—
Transfers in and/or out of Level 3	—

Balance as of September 30, 2016	$0

As of September 30, 2016, the Active Income Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. As a part of the ongoing restructuring of General Motors, any value previously ascribed to these holdings has been transferred to the General Motors Co. Motors Liquidation Co. GUC Trust common stock, which is freely and actively traded, and therefore the senior convertible preferred stock was fair valued at $0.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

As of September 30, 2016, the Active Income Fund held Level 3 investments in Momentive Performance Materials, Inc. corporate bonds, valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. Momentive filed for Chapter 11 bankruptcy and emerged in 2014. As a part of the ongoing restructuring of the company, the bankruptcy court assigned a zero recovery to these holdings, therefore the corporate bond was fair valued at $0.

The following is a summary of the inputs used to value the Select Credit Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Assets
Bank Loans	$—	$22,982,894	$—	$22,982,894
Common Stocks
Distribution/Wholesale	2,339,938	—	—	2,339,938
Electric	879,625	—	—	879,625
Entertainment	14,059,340	—	—	14,059,340
Media	1,266,940	—	—	1,266,940
Retail	1,306,431	—	—	1,306,431
Convertible Corporate Bonds	—	5,200	—	5,200
Convertible Preferred Stocks
Auto Manufacturers	—	—	0	0
Pharmaceuticals	2,846,582	—	—	2,846,582
Corporate Bonds	—	34,869,929	0	34,869,929
Purchased Call Options	285,750	—	—	285,750
U.S. Government and Agency Securities	—	3,714,843	—	3,714,843

Total	$22,984,606	$61,572,866	$0	$84,557,472

	Level 1	Level 2	Level 3	Total
Liabilities
Common Stocks Sold Short
Banks	$(2,711,210)	$—	$—	$(2,711,210)
Pharmaceuticals	(1,296,470)	—	—	(1,296,470)
Telecommunications	(2,392,701)	—	—	(2,392,701)
Corporate Bonds Sold Short	—	(9,080,368)	—	(9,080,368)
U.S. Government and Agency Securities Sold Short	—	(2,395,558)	—	(2,395,558)
Written Call Options	(105,000)	—	—	(105,000)

Total	$(6,505,381)	$(11,475,926)	$—	$(17,981,307)

Other Financial Instruments*
Credit Default Swaps- Assets	$—	$1,499,813	$—	$1,499,813
Credit Default Swaps- Liabilities	—	(489,372)	—	(489,372)
Futures Contracts	(18,598)	—	—	(18,598)
Interest Rate Swaptions	—	4,590	—	4,590
Total Return Swap - Asset	—	14,166	—	14,166
Total Return Swap - Liability	—	(7,833)	—	(7,833)

Total Other Financial Instruments	$(18,598)	$1,021,364	$—	$1,002,766

*	Other financial instruments are swap, forward foreign currency and futures contracts and interest rate swaptions, which are detailed in the Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Select Credit Fund:

Investments, at Value
Balance as of December 31, 2015	$0
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Purchase	—
Sales	—
Transfers in and/or out of Level 3	—

Balance as of September 30, 2016	$0

As of September 30, 2016 the Select Credit Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock and Momentive Performance Materials, Inc. corporate bonds, which were valued in the same manner as described above for the Active Income Fund.

The following is a summary of the inputs used to value the Event Driven Fund’s investments as of September 30, 2016:

	Level 1	Level 2	Level 3	Total
Assets
Bank Loans	$—	$9,185,625	$—	$9,185,625
Common Stocks
Beverages	11,128,257	—	—	11,128,257
Biotechnology	9,698,625	—	—	9,698,625
Chemicals	5,975,546	—	—	5,975,546
Commercial Services	7,996,627	—	—	7,996,627
Computers	2,178,900	—	—	2,178,900
Distribution/Wholesale	9,878,605	—	—	9,878,605
Electric	10,958,425	—	—	10,958,425
Entertainment	66,183,334	—	—	66,183,334
Food	6,519,940	—	—	6,519,940
Healthcare – Services	2,222,000	—	—	2,222,000
Internet	10,893,840	—	—	10,893,840
Media	23,537,549	—	—	23,537,549
Pharmaceuticals	5,935,521	—	—	5,935,521
Software	3,232,000	—	—	3,232,000
Convertible Preferred Stocks
Auto Manufacturers	—	—	0	0
Pharmaceuticals	4,066,546	—	—	4,066,546
Corporate Bonds	—	29,454,090	—	29,454,090
Purchased Call Options	15,000	—	—	15,000
Purchased Put Options	160,200	—	—	160,200

Total	$180,580,915	$38,639,715	$0	$219,220,630

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

	Level 1	Level 2	Level 3	Total
Liabilities
Common Stocks Sold Short
Banks	$(5,762,857)	$—	$—	$(5,762,857)
Pharmaceuticals	(2,162,470)	—	—	(2,162,470)
U.S. Government & Agency Securities Sold Short	—	(12,874,576)	—	(12,874,576)
Exchange-Traded Funds Sold Short	(9,727,575)	—	—	(9,727,575)

Total	$(17,652,902)	$(12,874,576)	$—	$(30,527,478)

Other Financial Instruments*
Total Return Swaps- Assets	$—	$119,399	$—	$119,399
Total Return Swaps- Liabilities	—	(194,454)	—	(194,454)
Forward Foreign Currency Contracts- Assets	—	228,706	—	228,706

Total Other Financial Instruments	$—	$153,651	$—	$153,651

*	Other financial instruments are swaps and forward foreign currency contracts, which are detailed in the Schedule of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Event Driven Fund:

Investments, at Value
Balance as of December 31, 2015	$0

Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Purchase	—
Sales	—
Transfers in and/or out of Level 3	—

Balance as of September 30, 2016	$0

As of September 30, 2016, the Event Driven Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, which were valued in the same manner as described above for the Active Income Fund.

Securities Sold Short

The Funds are engaged in selling securities short, which obligates them to replace a borrowed security with the same security at current market value. Each Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Each Fund is obligated to pay any dividends or interest due on securities sold short.

Foreign Currency Translation

The value of securities, currencies and other assets and liabilities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Active Income Fund, Select Credit Fund and Event Driven Fund held portfolio hedges as of September 30, 2016 as disclosed in the Schedule of Investments.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) on investments and the net change in unrealized appreciation (depreciation) on investments.

Other

The Trust records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Pursuant to the terms of certain of the senior unsecured loan agreements, the Funds may have unfunded loan commitments, which are callable on demand. Each Fund will have available with its custodian, cash and/or liquid securities having an aggregate value at least equal to the amount of the unfunded senior loan commitments. At September 30, 2016, the Active Income Fund, Select Credit Fund and Event Driven Fund had no unfunded senior loan commitments.

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At September 30, 2016, the Funds had no such outstanding senior loan participation commitments.

B.	INVESTMENTS IN DERIVATIVES

Each Fund uses derivative instruments such as swaps, futures, options, swaptions and forward foreign currency contracts in connection with their respective investment strategies. During the period January 1, 2016 through September 30, 2016, the Active Income Fund and Select Credit Fund primarily utilized: 1) credit default swaps as alternatives to direct investments to manage exposure to specific sectors/markets/industries and/or credit events and manage volatility; 2) total return swaps to gain exposure to certain sectors and manage volatility; 3) futures to hedge their interest rate risk and manage volatility; 4) options to hedge downside risk and manage market volatility; and 5) forward foreign currency contracts to manage currency risk in portfolio holdings. During the period January 1, 2016 through September 30, 2016, the Event Driven Fund primarily utilized: 1) total return swaps to manage exposure to certain sectors; 2) options to both hedge exposure and provide exposure to certain market segments or specific securities; and 3) forward foreign currency contracts to manage currency risk in portfolio holdings. Detail regarding each derivative type is included below.

Swap Contracts

The Funds are subject to credit risk, volatility risk and interest rate risk exposure in the normal course of pursuing their investment objectives. The Funds may engage in various swap transactions, including forward rate agreements and interest rate, currency, volatility, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. In addition to the swap contracts described above, the Funds may also engage in credit default swaps, which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy).

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Total return swap contracts are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure and to manage exposure to specific sectors or industries and/or to gain exposure to specific markets/countries and to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Gains or losses are realized upon termination of the contracts. Each Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

Volatility swaps are forward contracts on the future realized volatility of an underlying instrument. Volatility swaps are generally used to speculate on future volatility levels, trade the spread between realized and implied volatility or hedge volatility exposure of other positions. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a volatility swap contract is dependent upon the volatility of the underlying instrument.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. Each Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value. The maximum exposure to loss of the notional value as a seller of credit default swaps outstanding at September 30, 2016 for the Active Income Fund, Select Credit Fund and Event Driven Fund was 80,000,000 Euros, 15,000,000 Euros and $0, respectively.

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Funds disclose swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of September 30, 2016, the Funds had outstanding swap contracts as listed on the Schedule of Investments.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

Futures Contracts

The Funds may enter into futures contracts to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities or interest rates. Upon entering into a futures contract with a broker, a Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contract against default. As of September 30, 2016, the Active Income Fund and Select Credit Fund had outstanding futures contracts as listed in the Schedule of Investments. The Event Driven Fund had no outstanding futures contracts at September 30, 2016.

Options Contracts

The Funds may use options contracts to hedge downside risk on their fixed income holdings, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Funds may write covered call and put options on futures, swaps, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent a Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the counterparty to the trade does not perform under the contract’s terms. The Funds are not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The premium amount and the number of option contracts written by the Active Income Fund during the period January 1, 2016 through September 30, 2016, were as follows:

	Number of	Premium
Active Income Fund	Contracts	Amount
Options outstanding at December 31, 2015	69,125	$12,518,350
Options written	38,015	30,970,113
Options closed	(13,215)	(19,381,127)
Options expired	(86,757)	(23,819,119)
Options exercised	(7,168)	(288,217)

Options outstanding at September 30, 2016	—	$—

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

The premium amount and the number of option contracts written by the Select Credit Fund during the period January 1, 2016 through September 30, 2016, were as follows:

	Number	Premium
Select Credit Fund	Contracts	Amount
Options outstanding at December 31, 2015	12,400	$1,866,185
Options written	3,622	3,875,735
Options closed	(1,260)	(2,273,828)
Options expired	(13,666)	(3,286,998)
Options exercised	(796)	(32,006)

Options outstanding at September 30, 2016	300	$149,088

The premium amount and the number of option contracts written by the Event Driven Fund during the period January 1, 2016 through September 30, 2016, were as follows:

	Number	Premium
Event Driven Fund	Contracts	Amount
Options outstanding at December 31, 2015	1,700	$217,525
Options written	6,755	2,299,962
Options closed	(2,815)	(1,858,144)
Options expired	(5,640)	(659,343)
Options exercised	—	—

Options outstanding at September 30, 2016	—	$—

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of September 30, 2016, the Funds had outstanding options as listed on the Schedule of Investments.

Swaptions

An option on a swap contract, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A call or receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index swap. A put or payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index swap. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. As of September 30, 2016, the Active Income Fund and Select Credit Fund had outstanding swaptions as listed on the Schedule of Investments. The Event Driven Fund had no outstanding swaptions at September 30, 2016.

Forward Foreign Currency Contracts

The Funds use forward foreign currency contracts to manage foreign currency, to produce incremental earnings or to hedge existing positions. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

Driehaus Mutual Funds

Notes to Schedules of Investments (unaudited) - (Continued)

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to a credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or market risk if the value of the foreign currency changes unfavorably. As of September 30, 2016, the Funds had forward foreign currency contracts as listed in the Schedule of Investments.

C.	INVESTMENTS IN AFFILIATED ISSUERS

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in a Driehaus Mutual Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of September 30, 2016.

Fund/Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Unrealized Appreciation (Depreciation)	Value End of Period	Dividends Credited to Income	Net Realized Gain
Active Income Fund:
AMC Entertainment Holdings, Inc., Class A	$—	$44,280,926	$—	$1,451,749	$45,732,675	$—	$—
Apollo Education Group, Inc.	—	46,414,343	—	(2,891,845)	43,522,498	—	—
Carmike Cinemas, Inc.	—	51,742,250	—	4,975,260	56,717,510	—	—
Pinnacle Entertainment, Inc.	—	52,054,690	(3,468,077)	6,646,338	55,232,951	—	298,034

Fund/Security Description	Shares			Shares
	Beginning			End
	of Period	Purchases	Sales	of Period
Active Income Fund:
AMC Entertainment Holdings, Inc., Class A	—	1,470,977	—	1,470,977
Apollo Education Group, Inc.	—	5,474,528	—	5,474,528
Carmike Cinemas, Inc.	—	1,735,011	—	1,735,011
Pinnacle Entertainment, Inc.	—	4,765,928	(290,000)	4,475,928

D.	FEDERAL INCOME TAXES

At September 30, 2016, gross unrealized appreciation and depreciation on investments, based on cost for Federal income tax purposes, were as follows:

	Active Income Fund	Select Credit Fund	Event Driven Fund
Cost of investments	$2,117,184,433	$95,904,154	$206,666,375

Gross unrealized appreciation	$73,996,396	$2,487,556	$17,345,968
Gross unrealized depreciation	(103,108,110)	(13,834,238)	(4,791,713)

Net unrealized appreciation (depreciation) on investments	$(29,111,714)	$(11,346,682)	$12,554,255

The difference between cost amounts for financial statement and Federal income tax purposes is due primarily to the tax deferral of losses on wash sales.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Driehaus Mutual Funds

By (Signature and Title)*	/s/ Robert H. Gordon
Robert H. Gordon, President
(principal executive officer)

Date	November 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert H. Gordon
Robert H. Gordon, President
(principal executive officer)

Date	November 21, 2016

By (Signature and Title)*	/s/ Michelle L. Cahoon
Michelle L. Cahoon, Vice President and Treasurer
(principal financial officer)

Date	November 21, 2016

*	Print the name and title of each signing officer under his or her signature.